                            THE STRONG
                                      CASH
                                  MANAGEMENT Funds

                       ANNUAL REPORT o FEBRUARY 28, 1997


[PHOTO OF CHILDREN]                                            [BAR GRAPH]
                     [PIE CHART EMPHASIZING MONEY MARKETS]


                               Money Market Funds
                         THE STRONG HERITAGE MONEY FUND
                     THE STRONG MUNICIPAL MONEY MARKET FUND

                             Ultra-Short Bond Funds
                      THE STRONG MUNICIPAL ADVANTAGE FUND
                           THE STRONG ADVANTAGE FUND

                                 [STRONG LOGO]
                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

---------------------------------------1----------------------------------------
                                  Have a plan.

[PICTURE OF FOLDER LABELED INVESTMENTS]
Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

---------------------------------------2----------------------------------------
                      Start investing as soon as possible.

[PICTURE OF CLOCK]
Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

---------------------------------------3----------------------------------------
                           Diversify your portfolio.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

---------------------------------------4----------------------------------------
                               Invest regularly.

[PICTURE OF MEMO REMINDER TO INVEST]
Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

---------------------------------------5----------------------------------------
                       Maintain a long-term perspective.

[PICTURE OF GRAPH SLOPING UPWARD]
For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

---------------------------------------6----------------------------------------
             Consider stocks to help achieve major long-term goals.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

---------------------------------------7----------------------------------------
              Keep a comfortable amount of cash in your portfolio.

[PICTURE OF DOLLAR SIGN]
To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

---------------------------------------8----------------------------------------
                            Know what you're buying.

[PICTURE OF MAGNIFYING GLASS]
Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

                               THE STRONG
                                      CASH
                                   MANAGEMENT Funds

                        ANNUAL REPORT o FEBRUARY 28, 1997


         AN IMPORTANT NOTE FOR SHAREHOLDERS OF THE STRONG ADVANTAGE FUND

MR. LYLE J. FITTERER HAS JOINED MR. JEFFREY A. KOCH AS A CO-MANAGER OF THE STRONG ADVANTAGE FUND, EFFECTIVE MARCH 1, 1997. Most recently, Mr. Fitterer served as a fixed-income research analyst and trader. Since joining Strong Capital Management in 1989, Mr. Fitterer has also served as an equity trader and as manager of the Strong Funds' fixed income accounting department. Mr. Fitterer is a Certified Public Accountant and a Certified Financial Analyst.

                                TABLE OF CONTENTS

INVESTMENT REVIEWS
     The Strong Heritage Money Fund .......................................2

     The Strong Municipal Money Market Fund ...............................4

     The Strong Municipal Advantage Fund ..................................6

     The Strong Advantage Fund ............................................8


FINANCIAL INFORMATION
     Schedules of Investments in Securities

         The Strong Heritage Money Fund ..................................10

         The Strong Municipal Money Market Fund ..........................14

         The Strong Municipal Advantage Fund .............................22

         The Strong Advantage Fund .......................................26

     Statements of Operations ............................................31

     Statements of Assets and Liabilities ................................32

     Statements of Changes in Net Assets .................................33

     Notes to Financial Statements .......................................34


FINANCIAL HIGHLIGHTS .....................................................37

REPORT OF INDEPENDENT ACCOUNTANTS ........................................39

THE STRONG HERITAGE MONEY FUND
--------------------------------------------------------------------------------

THE STRONG HERITAGE MONEY FUND CONTINUED TO PERFORM EXCEPTIONALLY WELL.

The Strong Heritage Money Fund seeks current income, a stable share price, and daily liquidity. The Fund invests in corporate, bank, and government instruments that present minimal credit risk.(1)


STRONG PERFORMANCE CONTINUED
The Strong Heritage Money Fund continued to perform exceptionally well. For the periods ended 2-28-97, Lipper Analytical Services, Inc. ranked the Fund #1 since inception and #2 for the 1-year period out of 274 and 291 money funds, respectively, based on total return.(2)


SHORT RATES WERE SKITTISH, BUT STAYED NEAR 5%
For the 12-month period ended February 28, 1997, short-term interest rates resembled a kiddy roller coaster-experiencing several ups and downs, but none of them particularly severe. Most of these minor shocks were generated by conflicting economic data, which routinely indicated a strengthening economy one week and a weakening economy the next.

==================================
       YIELD SUMMARY(3)
        As of 2-28-97
==================================
7-day current yield        5.41%

7-day effective yield      5.56%

Average maturity          48 days

This environment is reflected in the performance of 3-month Treasury bills. Despite modest choppiness, their yields remained in a fairly narrow range between 5.0% and 5.4%.


OUR STRATEGY: STAY THE COURSE
Although the market's view of the economy changed frequently during the past year, our view changed very little. Despite the swings brought about by shifting investor perceptions, we never expected a sustained interest rate move in either direction. Our reasoning was rooted in the economy's relative stability. Inflation as measured by the Consumer Price Index never strayed far from 3%, the economy's growth rate wandered between 2% and 4% annually, and capacity utilization for the nation's businesses tended to remain near 80%. All in all, it was a relatively stable picture, and one that we believed indicated no major change in interest rates.

Given our view, we kept the portfolio neutrally positioned near a 45-day average maturity target throughout most of the year. When rates moved up, we made modest adjustments to help capture temporarily higher yields, which helped contribute to the Fund's solid performance.


A WORD ABOUT MERCURY FINANCE
As you may be aware, one of the companies whose commercial paper we owned in the Fund was Mercury Finance Corporation. In late January 1997, Mercury Finance caught the financial community off guard by announcing that it had found "accounting irregularities" that resulted in overstated earnings for the past several years. The company's stock plummeted, and it was subsequently unable to make payment on its commercial paper obligations.

Strong Capital Management, Inc., the Fund's advisor, immediately took action to protect shareholders by buying the commercial paper from the Fund at full face value (i.e., its amortized cost). As a result, there was no impact to any investors in the Fund.

Even though no investors were financially affected by this situation, we understand that it can be disconcerting to hear about. That's why we want to assure you that this situation had nothing to do with misreading a company's creditworthiness; this was a matter of a company's audited and interim financial statements not accurately representing the facts.


OUTLOOK: CAUTIOUS BUT POSITIVE
As of the end of the fiscal year, we were prepared for a modest interest-rate hike by the Federal Reserve- and indeed such a move came in late March. Overall, we intend to maintain our neutral investment stance and closely monitor the economy for signs of a sustainable trend. Along the way, we hope to capture any bumps in yield and to continue to pursue for our shareholders an attractive money fund investment that combines solid returns with money market safety and liquidity.

As always, we thank you for your confidence. We remain committed to meeting your investment needs in the future.

Sincerely,


/s/Jay N. Mueller
Jay N. Mueller
Portfolio Manager
March 26, 1997
[PHOTO OF JAY N. MUELLER]

[GRAPH]
=====================================================
             3-MONTH TREASURY BILL YIELDS
                   Through 2-28-97
=====================================================
                2-96            5.03%
                3-96            5.14%
                4-96            5.15%
                5-96            5.18%
                6-96            5.16%
                7-96            5.31%
                8-96            5.28%
                9-96            5.03%
                10-96           5.15%
                11-96           5.13%
                12-96           5.17%
                1-97            5.15%
                2-97            5.22%

                   Source: Bloomberg




1 Investments in the Fund are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain its stable net asset value of $1.00 per share.

2 The since-inception ranking is based on performance from 6-30-95 to 2-28-97 for money market funds tracked by Lipper. From time to time, the Fund's Advisor has waived its management fee which has resulted in higher returns.
     Source: Lipper Analytical Services, Inc.

3 Yields are annualized for the 7-day period ended 2-28-97. Effective yields reflect the compounding of income. Yields and rankings are historical and do not represent future results. Yields will fluctuate. The Fund's Advisor temporarily waived 0.39% in management fees and absorbed 0.08% in expenses for the Fund. Otherwise, the Fund's current yield would have been 4.94%, and its effective yield would have been 5.06%.

THE STRONG MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

WE DEVOTE OURSELVES TO PROVIDING A STEADY STREAM OF TAX-EXEMPT INCOME, CONSISTENT WITH OUR OBJECTIVE OF A STABLE SHARE PRICE AND DAILY LIQUIDITY.

The Strong Municipal Money Market Fund seeks federally tax-exempt current income, a stable share price, and daily liquidity. The Fund invests in high quality, short-term municipal obligations that present minimal credit risk.(1)

Our goal is to provide a steady stream of tax-exempt income, consistent with our objective of a stable share price and daily liquidity. This approach has not only helped investors meet their goals, but it has also given the Fund an inherently defensive quality. Of course, money market funds are intended to be among the safest investments. This Fund can offer a conservative shelter while still making a contribution to a balanced portfolio.

=====================================
          YIELD SUMMARY(3)
           As of 2-28-97
=====================================
7-day current yield        3.23%

7-day effective yield      3.28%

Average maturity          58 days


LOOKING BACK ON A GOOD YEAR
The Fund provided shareholders with outstanding performance for the year. For the 12 months ended February 28, 1997, the Fund ranked #1 of 133 tax-exempt money market funds tracked by Lipper Analytical Services, Inc., based on total return. This is a continuation of a long trend: the Fund also ranks first for the 3-, 5-, 10-year, and since-inception periods out of 111, 94, 58, and 58 funds, respectively.(2)

The Fund also continued to provide investors with an attractive tax-exempt yield. As of February 28, 1997, the Municipal Money Market Fund's 7-day current yield was 3.23%. Its 7-day effective yield - which reflects compounding - was 3.28%.(3)


ACTIVELY SEEKING OPPORTUNITIES
Our overriding philosophy in running the Fund is investors are paying us to manage their money market assets, not to passively follow the market. Our objective is to provide attractive yields consistent with the Fund's emphasis on high quality and short maturity. We recognize that for some investors, this is a first step out of bank CDs, and for others it is the conservative portion of a long-term portfolio.

We scour the markets to identify issues with the most attractive yields. In addition to working with large, prominent brokerage houses, we also work with smaller, specialized brokerage firms. Their expertise in specific areas of the market can present us with opportunities we might otherwise miss. In all cases, research and judgment guide our decisions.


INTEREST RATES GLIDE UP, THEN RELAX A BIT
At the start of the fiscal year in March 1996, short-term interest rates were near their low point for the year. They then rose to a peak around mid-year. Although rates have eased back a bit since then, at the close of the fiscal year in February rates remained significantly higher than they were a year earlier, and appeared to be back on the upswing.

We make careful, conscious decisions for the Fund based on our perception of where interest rates and the economy overall are going. In the past year, that often meant we worked to avoid the "teeter-totter" effect that can afflict the market when long-term interest rates rise. When these rates go up, many investors retreat to the safety of money market funds. That creates strong demand for the issues money funds invest in, driving their yields down. The result is a teeter-totter: long rates rise while short rates fall. Normally, they tend to track each other.

Our response was simply to stop buying longer-term issues when their yields fell below an acceptable level (for this Fund, longer issues are those with maturities of 6 to 12 months). We waited for the relationship between long- and short-term rates to right itself. Because we did not hold a great deal of lower-yielding 6- to 12-month paper, we were able to maintain an attractive yield despite the market's twists and turns.


THE YEAR AHEAD
The end of the fiscal year found interest rates turning up again. (In fact, in late March the Federal Reserve did raise interest rates.) In the coming 12 months, we will continue to make tactical decisions based on our view of trends in interest rates and the general economy. Further increases in interest rates are possible if an especially strong economy produces higher inflation. We believe that, in such an environment, the Strong Municipal Money Market Fund can be a good place to be.

As of the end of the fiscal year, assets under management totaled $1.9 billion, a new high. We appreciate that vote of confidence from all of our shareholders. Thank you for the opportunity to serve your investment needs. We look forward to helping you pursue your investment goals in the years to come.

Sincerely,


/s/Steven D. Harrop
Steven D. Harrop
Portfolio Manager
March 26, 1997
[PHOTO OF STEVEN D. HARROP]


================================================================================
                           EQUIVALENT TAXABLE YIELDS(3)
                                  As of 2-28-97
================================================================================
                                                     YOUR TAX-EXEMPT EFFECTIVE
                                         MARGINAL   YIELD OF 3.28% IS EQUIVALENT
  JOINT RETURN        SINGLE RETURN      TAX RATE      TO A TAXABLE YIELD OF:
--------------------------------------------------------------------------------
$41,201-99,600        $24,651-59,750      28.0%              4.56%
 ................................................................................
$99,601-151,750       $59,751-124,650     31.0%              4.75%
 ................................................................................
$151,751-271,050      $124,651-271,050    36.0%              5.13%
 ................................................................................
Over $271,050         Over $271,050       39.6%              5.43%
 ................................................................................

The chart reflects 1997 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $121,200 should consult their tax advisor to determine their actual 1997 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.
--------------------------------------------------------------------------------

1 An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable share price of $1.00.

2 The since-inception ranking is based on performance from 10-31-86 to 2-28-97 for Tax-Exempt Money Market funds tracked by Lipper. From time to time, the Fund's Advisor has waived its management fee, which has resulted in higher returns. Source: Lipper Analytical Services, Inc.

3 Yields are annualized for the 7 days ended 2-28-97, are historical, and will vary. Effective yield assumes reinvested income.

THE STRONG MUNICIPAL ADVANTAGE FUND
--------------------------------------------------------------------------------

THE STRONG MUNICIPAL ADVANTAGE FUND IS THE FIRST MUTUAL FUND TO COMBINE THE BENEFITS OF ULTRA-SHORT BONDS WITH THE TAX ADVANTAGES OF MUNICIPAL INVESTING.

The Strong Municipal Advantage Fund seeks federally tax-exempt current income with a very low degree of share-price fluctuation. The Fund invests primarily in ultra short-term, investment grade municipal obligations, and maintains an average effective portfolio maturity of one year or less.

=============================================
             PORTFOLIO STATISTICS
                 As of 2-28-97
=============================================
30-day annualized yield(2)        4.75%

Average effective maturity(3)     0.7 years

Average quality rating(4)         A


The Strong Municipal Advantage Fund is the first mutual fund to combine the benefits of ultra-short bonds with the tax advantages of municipal investing. Unlike money funds, which seek to maintain a $1.00 share price, this Fund is managed for a low degree of share-price fluctuation. This flexibility allows it to pursue higher returns than tax-free money funds.

For the 12 months ended February 28, 1997, the Fund ranks #3 out of 30 short-term municipal bond funds based on total return, according to Lipper
Analytical Services, Inc.(1) The Fund continued to provide investors with an attractive tax-advantaged yield. As of February 28, 1997, the Fund's 30-day current yield was 4.75%.(2)


INTEREST RATES GLIDE UP, THEN RELAX A BIT
Short-term interest rates started the fiscal year in March 1996 near their low point for the 12-month period, and reached a peak around August. Although they have eased back a bit since then, at the close of the fiscal year rates remained significantly higher than they were a year earlier, and appeared to be back on the upswing.

Throughout the year, bond prices were subject to down-turns based on concern that a strong economy would fuel higher interest rates. At times, federal economic data sparked these fears; at other times, just a few cautionary words from Federal Reserve Board Chairman Alan Greenspan were all it took to rattle the markets.


INVESTORS LOOKED FOR AN ADVANTAGE
To help our investors pursue their goals, the Fund seeks the most attractive yields consistent with our goals of minimal NAV fluctuation and maintaining high credit quality. We succeeded in keeping NAV fluctuation at a very low level, with share prices moving in a narrow range. We will strive to keep the share price in a similarly tight range going forward.

Around mid-year we moved the Fund away from a barbell strategy-concentrating assets in very short-term and fairly long-term assets, with little in between. Instead, we put a laddered approach in place, which spreads assets more evenly among a range of maturities. With this change, we were able to pick up some intermediate (for this Fund, that means 1- to 3-year maturity) securities we believed offered attractive value.


WE ARE SELECTIVE
To arrive at our combination of low share-price fluctuation and attractive yields, we divide our assets into thirds. The first third focuses on issues that offer stability and liquidity. The next third is devoted to issues that provide higher yields. The final third is allocated to securities that primarily serve to stabilize NAV, while still providing a reasonable level of income.

Whatever the security we may be considering, we are patient in waiting for the right investment opportunities. Also, we have chosen to purchase only investment-grade securities, even though the Fund's prospectus allows us to put up to 10% of assets in lower-quality issues. In fact, currently almost 50% of the Fund's assets are in AA or AAA (or equivalent rated) securities. We do not anticipate any move into non-investment-grade issues at this time.


================================================================================
                           EQUIVALENT TAXABLE YIELDS(2)
                                  As of 2-28-97
================================================================================
                                                     YOUR TAX-EXEMPT EFFECTIVE
                                                    YIELD OF 4.75% IS EQUIVALENT
  JOINT RETURN        SINGLE RETURN      TAX RATE      TO A TAXABLE YIELD OF:
--------------------------------------------------------------------------------
$41,201-99,600        $24,651-59,750      28.0%              6.60%
 ................................................................................
$99,601-151,750       $59,751-124,650     31.0%              6.88%
 ................................................................................
$151,751-271,050      $124,651-271,050    36.0%              7.42%
 ................................................................................
Over $271,050         Over $271,050       39.6%              7.86%
 ................................................................................

The chart reflects 1997 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $121,200 should consult their tax advisor to determine their actual 1997 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.

Of course, our selectivity presents a bit more of a challenge in the face of the strong cash inflows the Fund has enjoyed. Assets in the Fund grew from about $140 million at the beginning of the fiscal year to more than $600 million at its end. The yields available on shorter-term municipal issues have gone down, so it can be difficult to find investments that fit our quality and maturity standards, while also offering the kind of yields that we strive to deliver.

We will address this challenge with our usual tools: thorough research, our own analysis and initiative, and information from both large, prominent brokerages as well as smaller, specialized firms.


THE YEAR AHEAD
The end of the fiscal year found interest rates turning up again. (In fact, the Federal Reserve raised rates in late March, shortly after the end of our fiscal year.)

In the coming 12 months, we will continue to make tactical decisions based on our view of trends in interest rates and the general economy. Should a stronger-than-expected economy portend rising inflation, interest rates could rise further.

We appreciate the confidence our shareholders have given us in just a little more than a year of operation. Thank you for the opportunity to serve your investment needs. We look forward to helping you pursue your investment goals in the years to come.

Sincerely,


/s/Steven D. Harrop
Steven D. Harrop
Portfolio Manager
March 26, 1997
[PHOTO OF STEVEN D. HARROP]

============================
      AVERAGE ANNUAL
      TOTAL RETURNS
      As of 2-28-97
============================

    1-YEAR        5.12%

SINCE INCEPTION   5.27%
(on 11-30-95)

[GRAPH]
--------------------------------------------------------------------------------
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 11-30-95 to 2-28-97

       THE STRONG MUNICIPAL   Lehman Brothers Municipal   Lipper Short Municipal
          ADVANTAGE FUND         1-Year Bond Index*          Debt Funds Index*
11-95         10,000                  10,000                     10,000
12-95         10,085                  10,038                     10,041
3-96          10,145                  10,127                     10,100
6-96          10,272                  10,226                     10,159
9-96          10,443                  10,336                     10,269
12-96         10,577                  10,474                     10,386
2-97          10,663                  10,568                     10,466

This graph,  provided in  accordance  with SEC  regulations,  compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal 1-Year Bond Index and the Lipper Short Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------

* The Lehman Brothers Municipal 1-Year Bond Index is an unmanaged index generally representative of one-year, tax-exempt bonds. The Lipper Short Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 The ranking is based on performance from 3-1-96 to 2-28-97 for Short Municipal Debt Funds tracked by Lipper. From time to time, the Fund's Advisor has waived its management fee, which has resulted in higher returns. Source: Lipper Analytical Services, Inc.

2 Yield is annualized for the 30 days ended 2-28-97, is historical, and will vary. The Fund's Advisor has waived its management fee of 0.54% and absorbed expenses of 0.08%. Otherwise, current yield would have been 4.13% and returns would have been lower.

3 The Fund's average effective maturity includes the effect of futures contracts, when-issued securities, and anticipated calls.

4 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

THE STRONG ADVANTAGE FUND
--------------------------------------------------------------------------------

THE FUND'S ULTRA-SHORT MATURITY HELPED SHIELD THE PORTFOLIO FROM MOST OF THE MARKET'S SKITTISHNESS.

The Strong Advantage Fund seeks current income with a very low degree of share-price fluctuation. The Fund invests primarily in ultra short-term, investment-grade debt obligations, and its average effective maturity will normally be one year or less.

=========================================
         PORTFOLIO STATISTICS
            As of 2-28-97
=========================================
30-day annualized yield(2)     6.34%

Average effective maturity(3)  0.74 years

Average quality rating(4)      A


THE FUND'S STRONG PERFORMANCE CONTINUED
The Strong Advantage Fund continued to turn in solid performance for the year ended February 28, 1997, providing attractive returns versus both its ultra-short competition and versus money market funds. Within the ultra-short obligation Lipper category, the Fund ranked #4 of 29 funds for the 1-year period ended 2-28-97. In that same group, it ranked #1 based on total return for the 5-year and since-inception periods out of 9 and 6 funds, respectively.(1)

The Fund's total return for the year was 6.97%, which compares favorably with the 5.43% total return posted by the Lipper Ultra-Short Debt Funds Average.* (Of course, unlike a money fund, the Advantage Fund's share price will vary. The Fund also has a slightly longer maturity and may invest in lower-quality bonds than can money funds.)


ULTRA-SHORT INTEREST RATES MOVED HIGHER
Although the short end of the bond market experienced a somewhat skittish period over the Fund's fiscal year, overall, the economic backdrop was remarkably stable. Over the course of the 12-month period, the economy's average growth rate picked up somewhat. That led to slightly higher interest rates.

However, that slight increase was characterized by rapidly fluctuating rates within a fairly narrow band. Investors tried to discern a long-term trend from short-term data. Their response moved the market in fits and starts even though economic data suggested that the economy remained entrenched in a 2% to 4% annual growth rate, and inflation showed few signs of heating up beyond 3% annually.

Contributing to the nervous climate were Federal Reserve Chairman Alan Greenspan's occasional remarks expressing concern over the financial market's exuberance. These modestly erratic conditions remained in place as the fiscal year drew to a close.


OUR STRATEGY: STAY THE COURSE
The Fund's ultra-short maturity helped shield the portfolio from most of the market's skittishness. A healthy position in higher-yielding, lower-rated bonds also served as a buffer. We kept up to 25% of the Fund's assets - the maximum allowed by prospectus - in BB rated bonds. Because the prices of these bonds are determined not only by interest rates, but also by the strength of the companies that issue them, they tend to experience smaller interest-rate fluctuations than their higher-quality counterparts.

We also continued to seek and purchase cushion bonds, which are simply bonds that are likely to be called back by the issuer in the near future. Because they are actually long-maturity bonds, they offer fairly attractive yields. At the same time, their somewhat short anticipated remaining life means their prices fluctuate relatively little, as is typically the case with shorter-maturity bonds. Also, analysts tend to follow these bonds less closely than they do money-market instruments, so we can find some good values by doing our homework.

[PIE CHART]
====================================
         ASSET ALLOCATION
 Based on net assets as of 2-28-97
====================================
Corporate Bonds                63.8%
Non-Agency Mortgage
& Asset-Backed Securities      26.4%
Short-Term Investments          7.5%
Preferred Stocks                1.4%
U.S. Government &
Agency Issues                   0.9%

This allocation does not reflect any futures positions held by the Fund.

Toward the end of the fiscal year, we modified the Fund's sector allocation modestly to increase our weighting in corporate bonds. This was a response to the issuance of bank and finance securities with very attractive yields.


WE EXPECT PREVAILING CONDITIONS TO CONTINUE
The economy's slightly rising growth rate may prompt the Federal Reserve to make a modest, pre-emptive rate hike within the next several months. That said, we would not expect such a tightening to indicate a trend. The economy's growth remains positive but not particularly robust, and inflation remains lodged near 3%. Therefore, while short-term moves may continue to be sharp, overall, the climate appears good for financial assets.

If the choppy rate environment persists, we would likely maintain our current neutral investment stance, and look for value on an individual bond basis, focusing on those bonds that offer an incremental yield advantage.

Thank you for your investment in the Strong Advantage Fund. We appreciate your continued confidence.

Sincerely,


/s/Jeffrey A. Koch
Jeffrey A. Koch
Portfolio Manager
March 26, 1997
[PHOTO OF JEFFREY A. KOCH]

===============================
         AVERAGE ANNUAL
         TOTAL RETURNS
         As of 2-28-97
===============================
      1-YEAR           6.97%

      3-YEAR           6.06%

      5-YEAR           6.64%

  SINCE INCEPTION      7.61%
  (on 11-25-88)


[GRAPH]
--------------------------------------------------------------------------------
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 11-25-88 to 2-28-97


             THE STRONG               1-Year            Lipper Ultra Short
           ADVANTAGE FUND         Treasury Bill         Obligation Average
10-88         10,000                  10,000                  10,000
12-88         10,103                  10,103                  10,072
12-89         11,052                  11,050                  11,004
12-90         11,784                  12,036                  11,884
12-91         13,036                  13,088                  12,745
12-92         14,135                  13,720                  13,262
12-93         15,250                  14,245                  13,792
12-94         15,793                  14,621                  14,207
12-95         16,978                  15,804                  15,142
12-96         18,112                  16,698                  15,944
2-97          18,331                  16,842                  16,084

This graph,  provided in  accordance  with SEC  regulations,  compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Salomon Brothers 1-Year Treasury Benchmark-on-the-Run Index ("1-Year Treasury Bill") and the Lipper Ultra Short Obligation Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of November 1988.
--------------------------------------------------------------------------------

* The Salomon Brothers 1-Year Treasury Benchmark-on-the-Run Index ("1-Year Treasury Bill") is an unmanaged index generally representative of the average yield of One-Year Treasury Bills. The Lipper Ultra Short Obligation Average represents funds that invest at least 65% of assets in investment-grade debt issues, or better, and maintains a portfolio dollar-weighted average maturity between 91 days and 365 days. Source of the Salomon index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 The since-inception ranking is based on performance from 11-30-88 to 2-28-97 for Ultra Short Obligation Funds tracked by Lipper. From time to time, the Fund's Advisor has waived its management fee, which has resulted in higher returns. Source: Lipper Analytical Services, Inc.

2 Yield is annualized for the 30 days ended 2-28-97, is historical, and will vary.

3 The Fund's average effective maturity includes the effect of futures and options contracts, and anticipated calls.

4 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

SCHEDULES OF INVESTMENTS IN SECURITIES                                                                          February 28, 1997
------------------------------------------------------------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT 0.3%
Advanta National Bank                                                           $ 7,000         5.88%      4/04/97     $ 7,000

COMMERCIAL PAPER 85.1%
AESOP Funding Corporation (Acquired 1/10/97; Cost $6,744) (b)                     6,800         5.38       3/06/97       6,797
Alamo Funding L.P.:
  (Acquired 2/12/97; Cost $5,256) (b)                                             5,299         5.34       4/08/97       5,271
  (Acquired 2/19/97; Cost $10,295) (b)                                           10,370         5.30       4/09/97      10,314
  (Acquired 2/12/97; Cost $9,418) (b)                                             9,500         5.34       4/11/97       9,445
  (Acquired 2/19/97; Cost $3,074) (b)                                             3,100         5.30       4/17/97       3,079
Albion Capital Corporation (Acquired 1/02/97 - 1/06/97; Cost $30,608) (b)        31,016         5.47       4/01/97      30,879
American Home Products Corporation (Acquired 2/28/97; Cost $2,849) (b)            2,850         5.40       3/03/97       2,850
American Honda Finance Corporation                                               10,000         5.28       4/07/97       9,949
                                                                                 10,000         5.33       5/06/97       9,905
Anaheim, California Electric System                                              10,500         5.56       5/01/97      10,500
Anthem Insurance Company, Inc. (Acquired 1/23/97; Cost $9,910) (b)               10,000         5.40       3/24/97       9,969
Aristar, Inc.                                                                    11,000         5.36       3/14/97      10,982
Asset Backed Capital Financial:
  (Acquired 12/06/96; Cost $11,778) (b)                                          12,000         5.41       4/08/97      11,935
  (Acquired 12/06/96; Cost $11,698) (b)                                          12,000         5.42       5/22/97      11,855
Avon Capital Corporation:
  (Acquired 1/13/97; Cost $18,483) (b)                                           18,650         5.40       3/14/97      18,619
  (Acquired 2/20/97 - 2/21/97; Cost $9,466) (b)                                   9,500         5.30       3/19/97       9,478
  (Acquired 2/24/97; Cost $1,593) (b)                                             1,600         5.30       3/24/97       1,595
Barnett Banks, Inc.                                                               7,548         5.28       3/06/97       7,545
Browning-Ferris Industries, Inc.:
  (Acquired 1/29/97; Cost $15,689) (b)                                           15,800         5.39       3/17/97      15,767
  (Acquired 2/18/97; Cost $14,925) (b)                                           15,000         5.30       3/24/97      14,954
CSC Enterprises                                                                   4,500         5.28       3/20/97       4,489
                                                                                 15,000         5.32       4/11/97      14,914
                                                                                 10,000         5.32       4/18/97       9,932
Calcasieu Parish, Louisiana                                                      14,200         5.47       3/11/97      14,200
                                                                                  6,700         5.73       3/27/97       6,700
Calcot, Ltd.                                                                      5,000         5.42       3/11/97       4,994
                                                                                  7,000         5.45       3/13/97       6,989
                                                                                  2,000         5.42       3/17/97       1,996
                                                                                  8,000         5.45       3/25/97       7,973
                                                                                  8,000         5.42       4/04/97       7,962
                                                                                  7,000         5.42       4/10/97       6,960
                                                                                  4,000         5.42       4/15/97       3,974
                                                                                  4,000         5.45       5/08/97       3,960
Coca-Cola Enterprises, Inc. (Acquired 2/03/97; Cost $24,840) (b)                 25,000         5.34       3/18/97      24,944
Columbia/HCA Healthcare Corporation:
  (Acquired 1/21/97; Cost $22,684) (b)                                           23,000         5.37       4/23/97      22,825
  (Acquired 1/21/97; Cost $22,678) (b)                                           23,000         5.37       4/25/97      22,818
Cooper Industries, Inc.                                                          30,000         5.38       3/03/97      30,000
Countrywide Home Loans                                                           35,000         5.34       3/26/97      34,881
Credit Suisse First Boston, Inc. (Acquired 2/07/97; Cost $247) (b)                  250         5.31       4/24/97         248
Dean Witter, Discover & Company                                                  24,900         5.28       3/31/97      24,798
Delaware Group Dividend and Income Fund, Inc.:
  (Acquired 1/03/97; Cost $12,808) (b)                                           13,000         5.48       4/10/97      12,925
  (Acquired 2/06/97; Cost $9,878) (b)                                            10,000         5.40       4/28/97       9,916
  (Acquired 2/25/97; Cost $4,932) (b)                                             5,000         5.30       5/28/97       4,937
EG & G, Inc.                                                                      7,000         5.35       3/11/97       6,992
Echlin, Inc.                                                                      7,000         5.39       4/22/97       6,948
                                                                                  5,000         5.39       4/24/97       4,961
                                                                                  7,000         5.38       4/29/97       6,940
                                                                                  9,000         5.38       5/01/97       8,921
                                                                                 14,765         5.39       5/02/97      14,632
Embarcadero Center-Venture Four                                                  23,000         5.37       4/14/97      22,856
Empire District Electric Company                                                  5,000         5.35       3/27/97       4,982
Equitable of Iowa Companies                                                      12,825         5.42       3/05/97      12,821
                                                                                  2,600         5.36       3/14/97       2,596
                                                                                  5,100         5.31       3/25/97       5,084
FPL Fuels, Inc.                                                                   5,900         5.30       3/07/97       5,897
Finova Capital Corporation                                                        8,000         5.42       4/17/97       7,946
                                                                                 13,725         5.40       4/18/97      13,630
                                                                                  5,000         5.34       4/24/97       4,961


                                                 See notes to financial statements.
10


------------------------------------------------------------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND (continued)
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                     (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
First Data Corporation                                                          $ 9,000         5.29%      4/01/97     $ 8,962
                                                                                 18,000         5.29       4/02/97      17,921
Frontier Corporation:
  (Acquired 2/10/97; Cost $5,434) (b)                                             5,450         5.36       3/03/97       5,450
  (Acquired 2/10/97; Cost $12,725) (b)                                           12,780         5.36       3/11/97      12,765
  (Acquired 2/11/97; Cost $16,288) (b)                                           16,380         5.34       3/21/97      16,336
Fundex Corporation                                                                5,047         5.40       3/10/97       5,042
GTE Corporation                                                                  21,000         5.33       3/03/97      21,000
                                                                                 18,000         5.34       3/10/97      17,981
HSBC Americas, Inc.                                                              25,000         5.37       3/26/97      24,914
Heller Financial, Inc.                                                           17,550         5.55       3/12/97      17,526
                                                                                 12,000         5.55       3/13/97      11,982
Heller International Corporation                                                 16,500         5.42       3/17/97      16,465
                                                                                 10,000         5.45       3/20/97       9,974
                                                                                  5,000         5.50       3/26/97       4,982
Hercules, Inc.                                                                   15,000         5.37       3/06/97      14,993
                                                                                 15,000         5.35       3/19/97      14,964
Household International, Inc. (Acquired 12/05/96; Cost $9,863) (b)               10,000         5.37       3/07/97       9,994
Iris Partners L.P.                                                                9,000         5.40       4/14/97       8,943
Kamehameha Schools - Bishop Estate (Acquired 2/20/97; Cost $8,902) (b)            9,000         5.30       5/05/97       8,917
Lehman Brothers Holdings, Inc.                                                    8,500         5.38       3/07/97       8,495
                                                                                  7,000         5.42       4/28/97       6,941
Lexington Parker Capital Corporation:
  (Acquired 1/17/97; Cost $9,224) (b)                                             9,300         5.37       3/13/97       9,286
  (Acquired 1/17/97; Cost $22,541) (b)                                           22,731         5.37       3/14/97      22,694
  (Acquired 12/18/96 - 12/19/96; Cost $19,731) (b)                               20,000         5.55       3/17/97      19,957
  (Acquired 12/16/96; Cost $3,944) (b)                                            4,000         5.53       3/18/97       3,991
  (Acquired 12/16/96; Cost $9,859) (b)                                           10,000         5.53       3/19/97       9,975
  (Acquired 1/10/97; Cost $18,058) (b)                                           18,300         5.41       4/08/97      18,201
Locap, Inc. (Acquired 1/28/97; Cost $5,918) (b)                                   6,000         5.40       4/29/97       5,949
Manufacturers Investment Corporation                                             35,000         5.35       3/27/97      34,875
Market Street Funding Corporation:
  (Acquired 2/03/97; Cost $29,800) (b)                                           29,925         5.35       3/03/97      29,925
  (Acquired 2/14/97; Cost $8,959) (b)                                             9,000         5.30       3/17/97       8,981
Morton International, Inc. (Acquired 2/28/97; Cost $29,986) (b)                  30,000         5.45       3/03/97      30,000
National Fuel Gas Company                                                         5,000         5.38       4/21/97       4,963
New York GO                                                                      17,000         5.50       5/19/97      17,000
New York State Job Development Authority                                          9,000         5.42       4/09/97       9,000
                                                                                  5,800         5.40       4/28/97       5,800
                                                                                 14,300         5.44       4/30/97      14,300
Nordbanken N.A., Inc.                                                            20,720         5.38       5/02/97      20,534
Northern Indiana Public Service Company                                           5,300         5.30       4/15/97       5,267
Nynex Corporation                                                                15,000         5.34       3/05/97      14,996
                                                                                 15,000         5.37       3/14/97      14,975
Oakland-Alameda County, California Coliseum Authority                             8,000         5.46       3/12/97       8,000
                                                                                 20,000         5.44       4/07/97      20,000
                                                                                  5,000         5.41       4/22/97       5,000
Oklahoma State IFA                                                                4,720         5.60       5/01/97       4,720
Old Line Funding Corporation:
  (Acquired 2/04/97; Cost $19,899) (b)                                           20,000         5.35       3/10/97      19,979
  (Acquired 2/10/97; Cost $14,905) (b)                                           15,000         5.32       3/25/97      14,951
PHH Corporation                                                                   8,900         5.27       4/07/97       8,854
                                                                                 10,175         5.29       4/14/97      10,112
                                                                                  9,000         5.27       4/22/97       8,934
PaineWebber Group, Inc.                                                          30,000         5.44       3/03/97      30,000
Progress Funding Corporation (Acquired 1/06/97; Cost $3,951) (b)                  4,000         5.45       3/27/97       3,985
Salomon, Inc.                                                                     5,000         5.55       3/18/97       4,989
                                                                                  5,000         5.55       3/24/97       4,984
                                                                                 20,700         5.53       4/03/97      20,601
San Diego, California IDR - San Diego Gas & Electric Company
  (Acquired 2/14/97; Cost $7,915) (b)                                             7,915         5.42       4/03/97       7,915
Sherwin-Williams Company:
  (Acquired 1/07/97; Cost $24,556) (b)                                           25,000         5.42       5/05/97      24,763
  (Acquired 1/07/97; Cost $24,548) (b)                                           25,000         5.42       5/07/97      24,755
  (Acquired 1/07/97; Cost $19,618) (b)                                           20,000         5.42       5/14/97      19,783
Society of the New York Hospital Fund, Inc.                                       3,869         5.40       3/04/97       3,868
                                                                                 13,315         5.40       3/10/97      13,301
                                                                                  8,930         5.45       4/08/97       8,881


                                                 See notes to financial statements.

                                                                                                                                11

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                              February 28, 1997
------------------------------------------------------------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND (continued)
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                     (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
Spintab AB                                                                      $15,000         5.40%      4/11/97  $   14,912
                                                                                  8,000         5.40       4/14/97       7,950
                                                                                 11,000         5.41       4/15/97      10,929
                                                                                 10,000         5.42       4/17/97       9,932
                                                                                 20,000         5.41       4/21/97      19,853
                                                                                  7,000         5.40       4/23/97       6,946
SunAmerica, Inc.                                                                 15,300         5.29       3/03/97      15,300
                                                                                 14,450         5.35       3/31/97      14,390
Texas Instruments, Inc.                                                          25,000         5.32       4/04/97      24,882
Torchmark Corporation                                                             7,200         5.38       3/26/97       7,175
                                                                                  5,000         5.40       4/08/97       4,973
                                                                                  7,000         5.34       4/23/97       6,947
                                                                                  6,000         5.34       5/01/97       5,948
Tribune Company (Acquired 2/25/97; Cost $6,972) (b)                              7,000         5.28       3/24/97       6,978
Triple-A One Funding Corporation:
  (Acquired 2/14/97; Cost $11,444) (b)                                           11,501         5.28       3/20/97      11,472
  (Acquired 2/14/97; Cost $11,084) (b)                                           11,164         5.29       4/04/97      11,112
  (Acquired 2/20/97; Cost $5,950) (b)                                             6,000         5.28       4/18/97       5,960
UNIfunding, Inc.                                                                 22,000         5.27       4/21/97      21,842
West Baton Rouge Parish, Louisiana                                                6,300         5.47       3/04/97       6,300
Wisconsin Electric Power Company                                                    175         5.05     Upon Demand       175
Wood Street Funding Corporation:
  (Acquired 2/19/97; Cost $7,965) (b)                                             8,000         5.28       3/21/97       7,979
  (Acquired 2/14/97; Cost $4,671) (b)                                             4,700         5.30       3/28/97       4,683
  (Acquired 1/21/97; Cost $10,885) (b)                                           11,000         5.38       4/01/97      10,952
  (Acquired 2/07/97; Cost $5,448) (b)                                             5,500         5.35       4/11/97       5,468
                                                                                                                    ----------
TOTAL COMMERCIAL PAPER                                                                                               1,701,839

CORPORATE OBLIGATIONS 7.7%
Chrysler Financial Corporation Medium Term Notes, 7.30%                           1,125         5.96       3/18/97       1,126
Discover Credit Corporation Corporate Depositary Trust Transferrable Medium
  Term Notes, Series II, 7.81%                                                    5,000         5.94       3/18/97       5,004
First Interstate Bancorp Subordinated Notes, 12.75%                               4,200         6.14       5/01/97       4,245
General Motors Acceptance Corporation Medium Term Notes:
  6.00%                                                                           2,400         5.83       3/24/97       2,400
  7.50%                                                                           3,000         7.50       3/03/97       3,000
  7.90%                                                                           4,850         5.98       3/12/97       4,852
  Tranche #187, 7.85%                                                             1,000         6.62       3/05/97       1,000
  Tranche #598, 7.50%                                                             5,150         5.80      11/04/97       5,207
General Motors Acceptance Corporation Notes:
  7.75%                                                                          13,498         5.96       4/15/97      13,527
  8.375%                                                                          5,080         5.76       5/01/97       5,102
IBM Corporation Medium Term Notes, 5.65%                                         30,000         5.75       1/22/98      29,974
MGM Grand Hotel Finance Corporation First Mortgage Notes, 12.00%
  (Defeased to call at $105.33 on 5/01/97)                                       42,200         6.45       5/01/97      44,806
Philip Morris Companies, Inc. Notes, 9.75%                                       10,000         6.22       5/01/97      10,057
Providian National Bank Notes, 5.48% (Acquired 1/08/97; Cost $21,000) (b)        21,000         5.48       4/09/97      21,000
Waste Management, Inc. Liquid Yield Option Notes, Zero %                          4,550         5.75       6/30/97       1,863
                                                                                                                    ----------
TOTAL CORPORATE OBLIGATIONS                                                                                            153,163

TAXABLE VARIABLE RATE PUT BONDS 2.7%
Aurora, Kane & DuPage Counties, Illinois IDR                                      3,300         5.60       3/06/97       3,300
Bel Aire, LLC                                                                     4,510         5.50       3/06/97       4,510
Galliano Marine Services, Inc.                                                    5,880         5.50       3/06/97       5,880
Gardena, California First-Time Homebuyer Refunding Program                        5,250         5.60       3/05/97       5,250
Kinder-Care Learning Centers, Inc. Industrial Refunding - Kinder-Care Learning
  Centers, Inc. Projects                                                          4,500         5.56       3/05/97       4,500
Maine Regional Waste System, Inc.- Solid Waste Resource Recovery Revenue          2,200         5.45       3/05/97       2,200
Montgomery County, Pennsylvania IDA Revenue                                         630         5.50       3/05/97         630
New Jersey Sports & Exposition Authority Sports Complex Subordinated
  Refunding Revenue                                                               2,000         5.54       3/03/97       2,000
Nufunding, Inc. Adjustable Rate Taxable Health Care Revenue Bond                  5,000         5.48       3/05/97       5,000
Passaic County, New Jersey GO Refunding                                          13,900         5.35       3/05/97      13,900
Thayer Properties, LLC                                                            3,175         5.50       3/06/97       3,175
Tifton Mall, Inc.                                                                 3,100         5.50       3/06/97       3,100
                                                                                                                    ----------
TOTAL TAXABLE VARIABLE RATE PUT BONDS                                                                                   53,445


                                                 See notes to financial statements.

12

------------------------------------------------------------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND (continued)
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT AND AGENCY ISSUES 4.3%
Federal Home Loan Bank Bonds, 5.78%                                             $10,000         5.78%      1/28/98  $   10,000
Federal National Mortgage Association Medium Term Notes, 5.51%                   25,000         5.59       2/24/98      24,981
United States Treasury Notes, 8.75%                                              50,000         5.43      10/15/97      51,001
                                                                                                                    ----------
TOTAL UNITED STATES GOVERNMENT AND AGENCY ISSUES                                                                        85,982
                                                                                                                    ----------
TOTAL INVESTMENTS IN SECURITIES 100.1%                                                                               2,001,429
Other Assets and Liabilities, Net (0.1%)                                                                                (1,271)
                                                                                                                    ----------
NET ASSETS 100.0%                                                                                                   $2,000,158
                                                                                                                    ==========

                                                             PERCENTAGE OF
INDUSTRY DIVERSIFICATION                                      NET ASSETS
----------------------------------------------------------------------------
Non-Agency Asset Backed ..........................................15.5%
Finance - Miscellaneous ...........................................6.0
General Obligation ................................................5.2
Brokerage & Investment Management .................................3.8
Bank - Regional ...................................................3.7
Foreign Corporate .................................................3.5
Housing Related ...................................................3.5
Personal & Commercial Lending .....................................3.5
Telephone .........................................................3.5
Mortgage & Related Service ........................................3.1
Chemical - Specialty ..............................................3.0
Automobile ........................................................2.8
Commercial Service ................................................2.8
Industrial Development Revenue ....................................2.6
U.S. Government ...................................................2.6
Healthcare - Patient Care .........................................2.5
Insurance - Life ..................................................2.3
Agricultural Operations ...........................................2.2
Leisure Service ...................................................2.2
Auto & Truck Parts ................................................2.1
Telecommunication Service .........................................1.7
Pollution Control .................................................1.6
Computer - Mainframe ..............................................1.5
Computer Software .................................................1.5
Cosmetic & Personal Care ..........................................1.5
Machinery - Miscellaneous .........................................1.5
Closed-End Fund ...................................................1.4
Computer Service ..................................................1.3
FNMA ..............................................................1.3
Hospital Revenue ..................................................1.3
Beverage - Soft Drink .............................................1.2
Electronics - Semiconductor/Component .............................1.2
Real Estate .......................................................0.9
Bank - Super Regional .............................................0.6
Savings & Loan ....................................................0.6
Diversified Operations ............................................0.5
Electric Power ....................................................0.5
FHLMC .............................................................0.5
Insurance - Accident & Health .....................................0.5
Natural Gas Distribution ..........................................0.5
Single Family Mortgage Revenue ....................................0.5
Electronic Instrumentation ........................................0.4
Media - Publishing ................................................0.4
Leisure Product ...................................................0.3
Oil - North American Exploration & Production .....................0.3
Healthcare - Drug/Diversified .....................................0.1
Utility Revenue ...................................................0.1
Other Assets and Liabilities, Net ................................(0.1)
                                                                 -----
Total                                                            100.0%
                                                                 =====

                                                           PERCENTAGE OF
COUNTRY DIVERSIFICATION                                      NET ASSETS
------------------------------------------------------------------------
United States ...................................................95.0%
Sweden .......................................................... 3.5
Luxembourg ...................................................... 1.6
Other Assets and Liabilities, Net ...............................(0.1)
                                                                -----
Total                                                           100.0%
                                                                =====


                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                              February 28, 1997
------------------------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 24.1%
CALIFORNIA 3.0%
Gardena, California 3.95% TRAN                                                  $ 4,715         4.05%      6/30/97  $    4,713
Long Beach, California Harbor Revenue (Putable at $101.378) (e)                   5,040         4.28       3/10/97       5,110
North County, California Schools Financing Authority 4.75% TRAN                   4,200         4.17       7/01/97       4,208
Orange County, California 4.25% Recovery COP                                     11,095         4.11       7/01/97      11,100
Riverside County, California School Financing Authority 4.625% RAN School
  Districts Financing Program                                                     6,000         4.07       7/17/97       6,012
South Coast, California Local Education Agencies Pooled 4.75% TRAN Program Note
  Participations                                                                  6,500         4.09       6/30/97       6,514
Tuolumne County, California Board of Education 4.19% TRAN                         9,065         4.15       6/30/97       9,066
Vallejo, California Unified School District 4.15% TRAN                            9,500         4.10      12/09/97       9,503
                                                                                                                    ----------
                                                                                                                        56,226
COLORADO 0.2%
Stonegate Village, Colorado Metropolitan District Refunding & Improvement (e)     3,330         4.41      12/01/97       3,355

ILLINOIS 6.1%
Lakemoor, Illinois MFHR Mortgage - Lakemoor Apartments Project:
  Series B (e)                                                                   50,000         5.00       9/04/97      50,000
  Series C (e)                                                                   10,000         4.75       9/04/97      10,000
Oakbrook Terrace, Illinois MFHR - Renaissance II Project (e)                     15,000         4.90      11/03/97      15,000
Oakbrook Terrace, Illinois MFHR - Renaissance III Project (e)                    41,820         4.90      11/03/97      41,820
                                                                                                                    ----------
                                                                                                                       116,820
INDIANA 0.5%
Lawrence, Indiana EDR - Charleston Bay Project (e)                               10,000         4.10       4/01/97      10,000

KENTUCKY 4.0%
Kentucky Association of Counties Advance Revenue/Cash Flow Borrowing 4.30% TRAN  61,469         4.08       6/30/97      61,513
Kentucky School Districts 4.18% TRAN COP                                         14,165         4.15       6/30/97      14,166
                                                                                                                    ----------
                                                                                                                        75,679
LOUISIANA 0.6%
Louisiana Housing Finance Agency SFMR (e)                                         8,000         4.10       9/15/97       8,000
Louisiana Public Facilities Authority Capital Program Health & Education Capital
 Facilities (e)                                                                   2,755         4.06       6/01/97       2,777
                                                                                                                    ----------
                                                                                                                        10,777
MICHIGAN 0.3%
Detroit, Michigan GO Refunding (e)                                                6,120         4.41       5/01/97       6,134

MINNESOTA 0.8%
Dakota County, Washington County, and Anoka, Minnesota Housing and Redevelopment
  Authorities SFMR - GNMA Mortgage-Backed Securities Program - Municipal Exempt
  Receipts-Liquidity Optional Tender (e)                                         15,680         4.05       6/01/97      15,680

MISSOURI 2.5%
Missouri Health and Educational Facilities Authority School District 4.50%
  Advance Funding Program                                                        47,000         4.11       9/08/97      47,094

NEW JERSEY 2.8%
Bayonne, New Jersey 4.49% TAN                                                     8,500         4.00       9/22/97       8,523
Jersey City, New Jersey 4.75% GO BAN                                             20,630         4.06       9/26/97      20,709
Jersey City, New Jersey 4.30% GO Refunding                                        8,740         4.15       9/26/97       8,747
Jersey City, New Jersey 4.50% GO Refunding                                       14,900         4.05       1/16/98      14,958
                                                                                                                    ----------
                                                                                                                        52,937
NEW MEXICO 0.6%
Bernalillo County, New Mexico MFHR - Westwood Villas Project (e)                  6,830         4.25       7/01/97       6,830
New Mexico Mortgage Finance Authority SFMR (e)                                    4,580         4.05       8/29/97       4,580
                                                                                                                    ----------
                                                                                                                        11,410
OHIO 0.7%
Ohio Housing Finance Agency Residential Mortgage Revenue - Mortgage-Backed
  Securities Program (e)                                                         13,000         4.00       8/13/97      13,000

PENNSYLVANIA 0.2%
Pennsylvania Housing Finance Agency SFMR (e)                                      3,580         4.13       4/01/97       3,580

RHODE ISLAND 0.2%
Rhode Island Solid Waste Management Corporation 4.50% Landfill Lease              3,500         4.16       8/01/97       3,505


                                                 See notes to financial statements.

14

------------------------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND (continued)                                  PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
WISCONSIN 1.6%
Southeastern Wisconsin Professional Baseball Park District Sales Tax Revenue (e)$25,000         4.10%     12/15/97  $   25,000
Wisconsin HDA EDA Home Ownership Revenue - MERLOTS (e)                            6,040         4.05       6/01/97       6,040
                                                                                                                    ----------
                                                                                                                        31,040
                                                                                                                    ----------
TOTAL MUNICIPAL BONDS                                                                                                  457,237

MUNICIPAL COMMERCIAL PAPER 2.3%
MINNESOTA 0.7%
Bass Brook, Minnesota Customized Purchase PCR Refunding - Minnesota
  Power & Light Company Project                                                   8,400         4.70       6/02/97       8,400
Cloquet, Minnesota Customized Purchase IDR Refunding - Minnesota Power & Light
  Company Project                                                                 2,450         4.70       6/02/97       2,450
Coleraine, Minnesota Customized Purchase IDR Refunding - Minnesota Power & Light
  Company Project                                                                 1,695         4.70       6/02/97       1,695
Long Prairie, Minnesota IDR Refunding - Minnesota Power & Light Company Project   1,090         4.70       6/02/97       1,090
                                                                                                                    ----------
                                                                                                                        13,635
NEW YORK 1.6%
Niagara County, New York Industrial Development Agency Solid Waste
  Disposal Revenue:
  American Refunding Fuel Company Project                                        13,100         3.95       3/05/97      13,100
  American Refunding Fuel Company Project                                        17,700         4.00       6/26/97      17,700
                                                                                                                    ----------
                                                                                                                        30,800
                                                                                                                    ----------
TOTAL MUNICIPAL COMMERCIAL PAPER                                                                                        44,435

ANNUAL PUT BONDS 3.8%
COLORADO 0.3%
Dove Valley, Colorado Metropolitan District GO Refunding (e)                      4,975         4.15      11/01/97       4,975

DISTRICT OF COLUMBIA 0.5%
District of Columbia Supplemental Student Loan Revenue - The Consern Loan
  Program (e)                                                                     9,000         4.06       7/01/97       9,008

FLORIDA 0.4%
Florida Housing Finance Agency MFHR - Wood Forest II Project (e)                  8,600         4.13      12/01/97       8,600

ILLINOIS 0.4%
Lombard, Illinois 3.80% MFHR - Clover Creek Apartments Project                    6,765         3.93      12/15/97       6,758

KENTUCKY 0.8%
Pendleton County, Kentucky Self-Insurance Funding Revenue - Kentucky
  Association of Counties All Lines Fund (e)                                     15,000         4.25       7/01/97      15,000

NEW JERSEY 0.3%
Eastern States Tax-Exempt Mortgage Bond Trust (e)                                 4,830         5.19       3/01/98       4,830

PENNSYLVANIA 0.6%
Allegheny County, Pennsylvania Residential Finance Authority SFMR -
  GNMA Mortgage-Backed Securities Program (e)                                     1,720         4.25       6/01/97       1,720
Westmoreland County, Pennsylvania IDA Revenue - National Waste and Energy
  Corporation - Valley Landfill Expansion Project (e)                             9,900         4.38       5/01/97       9,900
                                                                                                                    ----------
                                                                                                                        11,620
TENNESSEE 0.3%
Shelby County, Tennessee Health, Educational and Housing Facility Board
  Hospital Revenue - Methodist Health Systems, Inc. Project (e)                   6,700         4.05       8/01/97       6,700

TEXAS 0.2%
Tarrant County, Texas HFC MFHR - Lincoln Meadows Project (e)                      4,375         5.01      12/01/97       4,375
                                                                                                                    ----------
TOTAL ANNUAL PUT BONDS                                                                                                  71,866

SEMI-ANNUAL VARIABLE RATE PUT BONDS 1.5%
LOUISIANA 0.7%
Louisiana Housing Finance Agency GNMA Collateralized SFMR Municipal Exempt
  Receipts - Liquidity Optional Tender                                           12,760         4.25       5/01/97      12,760

NEVADA 0.2%
Nevada Housing Division Single Family Program - Federally Insured or Guaranteed
  Mortgage Loans                                                                  3,265         4.20       4/01/97       3,265

UTAH 0.1%
Utah Housing Finance Agency SFMR                                                  2,565         4.25       7/01/97       2,565


                                                 See notes to financial statements.

                                                                                                                                 15

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                              February 28, 1997
------------------------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND (continued)
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
WISCONSIN 0.5%
Milwaukee, Wisconsin Redevelopment Authority MFHR - City Hall Square Apartments
  Project                                                                       $ 9,000         4.97%      6/01/97  $    9,000
                                                                                                                    ----------
TOTAL SEMI-ANNUAL VARIABLE RATE PUT BONDS                                                                               27,590

MONTHLY VARIABLE RATE PUT BONDS 1.2%
COLORADO 0.1%
Jefferson County, Colorado IDR - Anthony A. Petrarca/Cedarwood Construction
  Company, Inc. Project                                                           2,420         4.50       4/01/97       2,420

MARYLAND 0.4%
Prince George's County, Maryland EDR Refunding - Capital View II Limited
  Partnership Facility                                                            6,380         4.20       4/01/97       6,380

MICHIGAN 0.1%
Michigan Job Development Authority IDR - Anthony A. Petrarca/Cedarwood
  Construction Company, Inc. Project                                              1,740         4.50       4/01/97       1,740

OHIO 0.1%
Summit County, Ohio Insured IDR - Anthony A. Petrarca/Cedarwood Construction
  Company, Inc. Project                                                           2,625         4.50       4/01/97       2,625

MULTIPLE STATES 0.5%
Carolina Freight Tax Exempt Bond Grantor Trust                                      776         4.25       4/01/97         776
GAF Corporation Tax Exempt Bond Grantor Trust                                     4,300         4.10       4/01/97       4,300
Green Leaf Ventures, Inc. Tax Exempt Bond Grantor Trust                           2,000         4.50       4/01/97       2,000
Johnson Controls, Inc. Tax Exempt Bond Grantor Trust                              2,345         4.20       4/01/97       2,345
                                                                                                                    ----------
                                                                                                                         9,421
                                                                                                                    ----------
TOTAL MONTHLY VARIABLE RATE PUT BONDS                                                                                   22,586

WEEKLY VARIABLE RATE PUT BONDS 60.3%
ALABAMA 2.4%
Alabama IDA IDR:
  Decatur Aluminum Corporation Project                                            3,755         3.50       3/10/97       3,755
  Research Genetics, Inc. Project                                                 3,345         3.80       3/10/97       3,345
  Scientific Utilization, Inc. Project                                            3,500         3.60       3/10/97       3,500
  Whitesell Project                                                               5,000         3.80       3/10/97       5,000
Birmingham, Alabama Baptist Medical Center - Special Care Facilities Financing
  Authority Revenue - Methodist Home for the Aging Project                       11,885         3.75       3/10/97      11,885
Bridgeport, Alabama IDB IDR - Beaulieu Nylon, Inc. Project                       10,000         3.75       3/10/97      10,000
Grove Hill, Alabama IDB IDR - Hamilton Woods Veneer Project                       2,900         3.60       3/10/97       2,900
Madison County, Alabama MFHR Refunding:
  Autumn Wood Project                                                             2,995         3.75       3/10/97       2,995
  Pinehurst Project                                                               1,255         3.75       3/10/97       1,255
Montgomery, Alabama IDB IDR - Asphalt Contractors, Inc. Project                   1,400         3.85       3/10/97       1,400
                                                                                                                    ----------
                                                                                                                        46,035
ARIZONA 0.9%
Chandler, Arizona IDA MFHR - Greentree Place Apartments Project                   6,659         5.78       3/10/97       6,659
Phoenix, Arizona IDA Airport Facility Revenue - America West Airlines, Inc.
  Project                                                                        10,300         3.55       3/10/97      10,300
                                                                                                                    ----------
                                                                                                                        16,959
ARKANSAS 0.9%
Conway County, Arkansas IDR - Cadron Creek Fibre Corporation Project              8,300         3.50       3/10/97       8,300
Magnolia, Arkansas IDR - American Fuel Cell and Coated Fabrics Company Project    3,855         3.70       3/10/97       3,855
Searcy, Arkansas IDR - Yarnell Ice Cream Company, Inc. Project                    2,800         3.90       3/10/97       2,800
Trumann, Arkansas IDR - Roach Manufacturing Corporation Project                   2,000         3.90       3/10/97       2,000
                                                                                                                    ----------
                                                                                                                        16,955
CALIFORNIA 3.4%
Fairfield, California IDA IDR - Medical Design Concepts Project                   1,000         4.00       3/10/97       1,000
Los Angeles, California MFHR - Channel Gateway Apartments Project                28,400         3.45       3/10/97      28,400
Los Angeles County, California IDA IDR - Goldberg & Solovy Foods, Inc. Project    2,975         4.95       3/10/97       2,975
Ontario, California IDA IDR - P & S Development Project                           3,450         3.90       3/10/97       3,450
Orange County, California Apartment Development Revenue - WLCO LF Partners
  Project                                                                         6,600         3.85       3/10/97       6,600
Paramount, California Housing Authority MFHR Refunding - Century Place
  Apartments Project                                                              4,250         3.95       3/10/97       4,250
San Bernardino County, California COP - 1992 Justice Center/Airport Improvements
  Refunding Project                                                               1,960         3.95       3/10/97       1,960
San Marcos, California Redevelopment Agency MFHR - San Marcos Retirement Village
  Project                                                                         7,100         4.21       3/10/97       7,100
Santa Fe Springs, California IDA - Tri-West Project                               4,000         3.70       3/10/97       4,000
Upland, California Apartment Development Revenue - Mountain Springs Project       4,600         3.70       3/10/97       4,600
                                                                                                                    ----------
                                                                                                                        64,335


                                                 See notes to financial statements.

16

------------------------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND (continued)
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
COLORADO 1.0%
Aurora, Colorado IDR - Optima Batteries, Inc. Project                           $ 3,430         3.60%      3/10/97  $    3,430
Jefferson County, Colorado IDR - Accutronics, Inc. Project                        2,975         3.82       3/10/97       2,975
Lakewood, Colorado Jefferson County IDR - Verden Associates
   - Holiday Inn Project                                                          1,475         4.25       3/10/97       1,475
Westminster, Colorado IDR - Lifecare International Project                        4,720         3.70       3/10/97       4,720
Westminster, Colorado MFHR - Lakeview Apartments Project                          7,110         3.80       3/10/97       7,110
                                                                                                                    ----------
                                                                                                                        19,710
FLORIDA 2.2%
Bay County, Florida Revenue - Methodist Homes Project                             4,000         3.75       3/10/97       4,000
Brevard County, Florida IDR - U. S. Space Camp Foundation Project                 3,540         3.75       3/10/97       3,540
Broward County, Florida HFA MFHR - Palm Aire-Oxford Project                       3,600         3.50       3/10/97       3,600
Broward County, Florida HFA MFHR - Sawgrass Pines Apartments Project             11,000         4.30       3/10/97      11,000
Dade County, Florida IDA IDR - Engelhard/ICC Project                              8,000         3.70       3/10/97       8,000
Orange County, Florida Health Facilities Authority Municipal Securities Trust
  Receipts                                                                        6,835         3.55       3/10/97       6,835
Palm Beach County, Florida IDR - QO Chemicals, Inc. Project                       4,000         4.00       3/10/97       4,000
                                                                                                                    ----------
                                                                                                                        40,975
GEORGIA 1.3%
Fulton County, Georgia Development Authority IDR - STO Corporation Project        3,600         3.85       3/10/97       3,600
Georgia Municipal Electric Authority Power Revenue Municipal Securities Trust:
  Receipts Series 1996 SAK 14                                                     8,000         3.55       3/10/97       8,000
  Receipts Series 1996 SAK 15                                                     5,040         3.55       3/10/97       5,040
Lee County, Georgia Development Authority Revenue - Woodgrain Millwork, Inc.
  Project                                                                         6,000         3.85       3/10/97       6,000
Savannah, Georgia EDA IDR - Savannah Steel & Metal Company Project                1,635         3.85       3/10/97       1,635
                                                                                                                    ----------
                                                                                                                        24,275
ILLINOIS 4.5%
Chicago, Illinois GO Refunding Municipal Securities Trust Receipts                3,380         3.55       3/10/97       3,380
Cicero, Cook County, Illinois IDR - Harris Steel Company Project                  3,370         3.57       3/10/97       3,370
Evanston, Illinois IDR - Fountain Square Project                                  1,740         3.95       3/10/97       1,740
Hazel Crest, Illinois Retirement Center Revenue - Waterford Estates Project         895         3.80       3/10/97         895
Hazel Crest, Illinois Retirement Center Revenue - Waterford Estates Project       2,890         3.80       3/10/97       2,890
Illinois DFA EDR - Korex Corporation Project                                      4,000         3.85       3/10/97       4,000
Illinois DFA IDR:
  Associated Plastic Fabricators, Inc. Project                                    1,900         3.85       3/10/97       1,900
  Fleetwood Systems, Inc. Project                                                 5,260         3.55       3/10/97       5,260
  Homak Manufacturing Company, Inc. Project                                       7,185         3.60       3/10/97       7,185
  Jefferson Partners Limited Partnership - 216 South Jefferson Project            2,115         4.60      12/01/97       2,115
  U.G.N., Inc. Project                                                            3,000         3.75       3/10/97       3,000
Illinois Health Facilities Authority Revenue Refunding - Advocate Healthcare
  Network Project                                                                 9,930         3.40       3/10/97       9,930
Merrionette Park, Illinois Industrial Project Revenue:
  Southwick & Weglarz Project                                                     6,225         3.90       3/10/97       6,225
  Weglarz & Taxman Project                                                        2,536         3.90       3/10/97       2,535
Southwestern Illinois Development Authority Revenue - AEL Industries, Inc.
  Project                                                                         5,645         3.70       3/10/97       5,645
Springfield, Illinois Airport Authority - Allied-Signal, Inc. Project             4,300         3.60       3/10/97       4,300
Woodridge, DuPage and Will Counties, Illinois MFHR Refunding -
  Hinsdale Lake Terrace Apartments Project                                       20,760         3.80       3/10/97      20,760
                                                                                                                    ----------
                                                                                                                        85,130
INDIANA 0.2%
Greencastle, Indiana EDR - H.A. Parts Products of Indiana Company Project         3,000         3.80       3/10/97       3,000

IOWA 0.6%
Cedar Rapids, Iowa IDR Refunding First Program - Columbus McKinnon Corporation
  Project                                                                         1,245         3.90       3/10/97       1,245
Iowa Falls, Iowa IDR Refunding - GENPAK Corporation Project                       3,800         4.21       3/10/97       3,800
West Des Moines, Iowa Revenue - Woodgrain Millwork, Inc. Project                  6,700         3.85       3/10/97       6,700
                                                                                                                    ----------
                                                                                                                        11,745
KANSAS 0.7%
Kansas City, Kansas Private Activity Revenue - Ex-L-Tube of Kansas, Inc. Project  5,811         3.70       3/10/97       5,811
Kansas DFA MFHR - First Kansas State Partnership, L. P. Project                   3,000         3.80       3/10/97       3,000
Osage City, Kansas Industrial Revenue - Marley Continental Homes of Kansas
  Project                                                                         4,800         3.68       3/10/97       4,800
                                                                                                                    ----------
                                                                                                                        13,611
KENTUCKY 5.0%
Berea, Kentucky IDR - Tokico Manufacturing Corporation Project                    6,000         3.90       3/10/97       6,000
Bowling Green, Kentucky IBR - Bando Manufacturing of America, Inc. Project        3,645         3.75       3/10/97       3,645
Daviess County, Kentucky MFHR Refunding - Park Regency Apartments Project         4,155         3.80       3/10/97       4,155
Jeffersontown, Kentucky IDR - Columbia Sussex Corporation Facility                6,430         5.00       3/10/97       6,430
Kentucky DFA IDR - Hesco Project                                                  5,800         3.75       3/10/97       5,800
Ohio County, Kentucky PCR - Big Rivers Electric Corporation Project              25,300         3.90       3/10/97      25,300
Ohio County, Kentucky PCR - Big Rivers Electric Corporation Project              20,300         3.90       3/10/97      20,300


                                                 See notes to financial statements.

                                                                                                                                 17

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                              February 28, 1997
------------------------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND (continued)
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
Richmond, Kentucky IBR - Mikron Project                                         $ 9,500         3.45%      3/10/97  $    9,500
Somerset, Kentucky IBR - Tibbals Flooring Company Project                        10,000         3.80       3/10/97      10,000
Walton, Kentucky IDR - Dynamec, Inc., a/k/a NAMCO, Inc. Project                   3,500         3.75       3/10/97       3,500
                                                                                                                    ----------
                                                                                                                        94,630
LOUISIANA 0.4%
New Orleans, Louisiana Aviation Board Revenue - Passenger
  Facility Charge Project                                                         3,775         3.60       3/10/97       3,775
Ouachita Parish, Louisiana IDB, Inc. IDR - Epco Carbon Dioxide Products Project   3,200         3.70       3/10/97       3,200
                                                                                                                    ----------
                                                                                                                         6,975
MARYLAND 0.5%
Charles County, Maryland Revenue - Chopp and Company, Inc. Facility               3,800         4.00       3/10/97       3,800
Washington County, Maryland EDR - Tandy Project                                   5,100         4.50       3/10/97       5,100
                                                                                                                    ----------
                                                                                                                         8,900
MASSACHUSETTS 1.2%
Massachusetts Industrial Finance Agency IDR:
  Lightolier, Inc. Project                                                        4,400         3.70       3/10/97       4,400
  Portland Causeway Realty Trust                                                  2,600         4.21       3/10/97       2,600
  Sundstrand Corporation Project                                                  4,000         3.50       3/10/97       4,000
  U. S. Tsubaki, Inc. Project                                                     4,700         4.40       3/10/97       4,700
Salem, Massachusetts IDFA IDR - Applied Extrusion Technologies, Inc. Project      6,500         4.21       3/10/97       6,500
                                                                                                                    ----------
                                                                                                                        22,200
MICHIGAN 0.9%
Lansing, Michigan Limited Obligation EDC IDR - Ashland Oil, Inc. Project          1,400         5.28       3/10/97       1,400
Michigan Strategic Fund Limited Obligation Revenue - Coil Center Corporation
  Project                                                                         8,850         4.30       3/10/97       8,850
Saline, Michigan EDC Limited Obligation Revenue - Associated Spring Project       7,000         4.00       3/10/97       7,000
                                                                                                                    ----------
                                                                                                                        17,250
MINNESOTA 0.3%
Princeton, Minnesota IDR - Plastic Products Company, Inc. Project                 1,600         3.70       3/10/97       1,600
St. Louis Park, Minnesota IDR - Unicare Home, Inc. Project                        4,800         4.00       3/10/97       4,800
                                                                                                                    ----------
                                                                                                                         6,400
MISSISSIPPI 1.0%
Mississippi Business Finance Corporation IDR:
  Barclay Furniture Company Project                                               1,500         3.65       3/10/97       1,500
  Lindsay Wire, Inc. Project                                                      4,750         3.50       3/10/97       4,750
Panola County, Mississippi - Moog Automotive, Inc. Project                        3,500         3.60       3/10/97       3,500
Prentiss County, Mississippi IDR - Heidelberg Eastern Project:
  Series A                                                                        2,500         4.10       3/10/97       2,500
  Series B                                                                        6,650         4.20       3/10/97       6,650
                                                                                                                    ----------
                                                                                                                        18,900
MISSOURI 2.3%
Berkeley, Missouri IDA Exempt Facility Revenue - St. Louis Air Cargo
  Services, Inc. Project                                                          7,775         3.60       3/10/97       7,775
St. Charles County, Missouri IDA IDR Refunding - Country Club Apartments Project 25,000         3.80       3/10/97      25,000
St. Louis County, Missouri IDA - Hampton Inn Westport Associates Project          3,500         4.20       3/10/97       3,500
St. Louis County, Missouri IDA MFHR - Whispering Lakes Apartments Project         8,000         3.65       3/10/97       8,000
                                                                                                                    ----------
                                                                                                                        44,275
NEBRASKA 0.2%
Douglas County, Nebraska IDR - QO Chemicals, Inc. Project                         3,500         4.00       3/10/97       3,500

NEVADA 0.2%
Nevada Department of Commerce IDR - Master-Halco, Inc. Project                    4,300         5.00       3/10/97       4,300

NEW HAMPSHIRE 0.3%
New Hampshire IDA Industrial Facility Revenue - Ferrofluidics Corporation -
  Nashua Series Project                                                           5,000         4.00       3/10/97       5,000

NEW JERSEY 0.3%
New Jersey EDA - Center for the Aging                                             3,700         3.55       3/10/97       3,700
New Jersey EDA EDR - Hickory Industries, Inc. Project                             1,850         4.15       3/10/97       1,850
                                                                                                                    ----------
                                                                                                                         5,550
NEW YORK 2.1%
Niagara County, New York Industrial Development Agency Solid Waste Disposal
  Revenue - American Refunding Fuel Company Project                              40,000         3.90       3/10/97      40,000

NORTH CAROLINA 0.9%
Alleghany County, North Carolina Industrial Facilities and Pollution Control
  Financing Authority IDR - Spring-Ford Knitting Company, Inc. Project            2,500         3.60       3/10/97       2,500
Gaston County, North Carolina Industrial Facilities and Pollution Control
  Financing Authority IDR - Spring-Ford Knitting Company, Inc. Project            4,330         3.60       3/10/97       4,330


                                                 See notes to financial statements.

18

------------------------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND (continued)
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
North Carolina State Ports Authority Exempt Facility Revenue -
  Jordan Lumber & Supply, Inc. Project                                          $ 5,080         3.80%      3/10/97  $    5,080
Robeson County, North Carolina Industrial Facilities and Pollution Control
  Financing Authority IDR - Core Industries, Inc. Project                         5,000         3.55       3/10/97       5,000
                                                                                                                    ----------
                                                                                                                        16,910
NORTH DAKOTA 0.2%
Mercer County, North Dakota PCR - Minnesota Power & Light Company Project         3,160         4.00       3/10/97       3,160

OHIO 0.5%
Cuyahoga County, Ohio IDR:
  Edge Seal Technologies, Inc. and One Industry Drive, Inc. Project               2,960         3.90       3/10/97       2,960
  Motch Corporation Project                                                       4,000         3.85       3/10/97       4,000
Gallia County, Ohio IDR - Harsco Corporation Project                              3,500         3.85       3/10/97       3,500
                                                                                                                    ----------
                                                                                                                        10,460
OREGON 1.3%
Metropolitan Service District, Oregon Waste Disposal Project Revenue -
  Riedel Oregon Compost Company, Inc. Project                                     3,900         3.60       3/10/97       3,900
Oregon EDR:
  Behlen Manufacturing Company Project                                            5,500         3.55       3/10/97       5,500
  JAE Oregon, Inc. Project                                                        5,500         3.68       3/10/97       5,500
  Kyotaru Oregon, Inc. Project                                                    3,600         3.68       3/10/97       3,600
  Toyo Tanso USA, Inc. Project                                                    6,000         3.68       3/10/97       6,000
                                                                                                                    ----------
                                                                                                                        24,500
PENNSYLVANIA 4.6%
Bucks County, Pennsylvania IDA - Double H Plastics, Inc. Project                  2,230         3.75       3/10/97       2,230
Harrisburg, Pennsylvania Authority Pooled Financing Revenue -
  Pennsylvania Pool Financing Fund                                               50,000         3.45       3/10/97      50,000
Lycoming County, Pennsylvania IDA Manufacturing Facilities Revenue -
  Coastal Aluminum Rolling Mills, Inc. Project                                    4,000         3.75       3/10/97       4,000
Mercer County, Pennsylvania IDA IDR - Penntecq, Inc. Project                      4,000         3.50       3/10/97       4,000
Montgomery County, Pennsylvania IDA - Laneko Engineering Company Project          2,595         3.75       3/10/97       2,595
Montgomery County, Pennsylvania IDA IDR Refunding - Spring City Limited
  Partnership Project                                                             5,000         3.95       3/10/97       5,000
Pennsylvania COP Municipal Securities Trust Receipts                              6,165         3.55       3/10/97       6,165
Philadelphia, Pennsylvania IDA Revenue - 30th Street Station Project             13,100         4.05       3/10/97      13,100
                                                                                                                    ----------
                                                                                                                        87,090
RHODE ISLAND 0.2%
Rhode Island Industrial Facilities Corporation IDR - Lenox, Inc. Project          3,060         3.50       3/10/97       3,060

SOUTH CAROLINA 1.5%
Charleston County, South Carolina Industrial Revenue - Tandy Corporation Project  1,000         4.95       3/10/97       1,000
Richland County, South Carolina IDR - Ashland Oil Project                         1,400         5.28       3/10/97       1,400
Rock Hill, South Carolina Industrial Revenue - Willamette Industries, Inc.
  Project                                                                         7,500         3.90       3/10/97       7,500
South Carolina Jobs EDA EDR:
  Galvstar LLC Project                                                            2,650         3.85       3/10/97       2,650
  Glo-Tex Chemicals, Inc. Project                                                 3,000         3.80       3/10/97       3,000
  Quoizel, Inc. Project                                                           8,000         3.80       3/10/97       8,000
  Roller Bearing Company of America, Inc. Project                                 5,000         4.10       3/10/97       5,000
                                                                                                                    ----------
                                                                                                                        28,550
SOUTH DAKOTA 0.1%
Aberdeen, South Dakota IDR - Lomar Development Company Project                      290         4.20       3/10/97         290
Brookings, South Dakota IDR - Lomar Development Company Project                   2,160         4.00       3/10/97       2,160
Brookings, South Dakota IDR - Lomar Development Company Project                     475         3.95       3/10/97         475
                                                                                                                    ----------
                                                                                                                         2,925
TENNESSEE 2.4%
Blount County, Tennessee IDB IDR - Advanced Crystal Technology, Inc. Project      3,300         3.75       3/10/97       3,300
Carter County, Tennessee IDB MFHR Refunding - Willow Run Apartments Project       6,675         3.80       3/10/97       6,675
Coffee County, Tennessee Industrial Board Revenue - M-Tek Project                 2,700         4.55       3/10/97       2,700
Hamilton County, Tennessee IDB MFHR - The Waterford Place Apartments Project     10,100         3.80       3/10/97      10,100
Knox County, Tennessee Health, Educational and Housing Facilities Board
  Revenue - Holston Long Term Care Project                                        4,400         3.90       3/10/97       4,400
Memphis and Shelby County, Tennessee IDB IDR - Techno Steel Corporation Project   4,000         3.70       3/10/97       4,000
Memphis and Shelby County, Tennessee IDB PCR - Birmingham Steel Corporation
  Project                                                                         9,000         3.50       3/10/97       9,000
Roane County, Tennessee IDB Solid Waste Disposal Revenue -
  Horsehead Residential Development Project                                       5,000         4.15       3/10/97       5,000
                                                                                                                    ----------
                                                                                                                        45,175


                                                 See notes to financial statements.

                                                                                                                                 19

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                              February 28, 1997
------------------------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND (continued)
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
TEXAS 1.6%
Austin County, Texas IDC IDR - Gulf States Toyota, Inc. Project                 $ 4,500         4.00%      3/10/97  $    4,500
Azle, Texas IDA IDR - Tandy Corporation Project                                   3,000         4.50       3/10/97       3,000
Comal County, Texas IDA IDR - The Simpson Companies Project                       3,000         3.50       3/10/97       3,000
Deer Park, Texas Port Development Corporation IDR - Ashland Oil, Inc. Project     4,700         5.28       3/10/97       4,700
Grand Prairie, Texas IDA IDR:
  NTA Leasing Company Project                                                     2,240         3.60       3/10/97       2,240
  Precision/API Ketema Project                                                    3,800         3.60       3/10/97       3,800
Longview, Texas Industrial Corporation IDR - Longview Guest Inn Project           2,600         3.70       3/10/97       2,600
Montgomery County, Texas IDC IDR - Porous Media, Ltd. Project                     3,500         3.82       3/10/97       3,500
Robstown, Texas IDC IDR - Concrete Pipe and Products Company, Inc. Project        2,000         3.80       3/10/97       2,000
Tarrant County, Texas IDC IDR - Al-Ko Southwest, Inc. Project                     2,000         4.00       3/10/97       2,000
                                                                                                                    ----------
                                                                                                                        31,340
VIRGINIA 1.6%
Bedford County, Virginia IDA IDR - Nekoosa Packaging Corporation Project         20,300         3.65       3/10/97      20,300
Fairfax County, Virginia LaSalle National Bank LeaseTOPS Trust                    5,597         3.50       3/10/97       5,597
Oyster Point, Virginia Development Corporation MFHR - Jefferson Point
  Development Project                                                             5,200         3.65       3/12/97       5,200
                                                                                                                    ----------
                                                                                                                        31,097
WASHINGTON 2.4%
Pierce County, Washington EDC - Brown & Haley Project                             2,215         4.64       3/10/97       2,215
Pierce County, Washington EDC Pooled Bond Program Industrial Revenue -
  America Nichirel Foods Project                                                  4,500         4.30       3/10/97       4,500
Pilchuck, Washington Development Public Corporation Industrial Revenue -
  Kohkoku USA, Inc. Project                                                       4,000         3.68       3/10/97       4,000
Port Moses Lake, Washington Public Corporation Industrial Revenue:
  Basic American Foods Project                                                    4,200         3.90       3/10/97       4,200
  Moses Lake Industries Project                                                   3,000         3.55       3/10/97       3,000
Washington Housing Finance Commission MFMR:
  Lake Washington Apartments Project                                              3,750         3.45       3/10/97       3,750
  Meridian Court Apartments Project                                               4,000         3.45       3/10/97       4,000
Washington Public Power Supply System Nuclear Project Number 1 Revenue
  Municipal Securities Trust Receipts                                             9,900         3.55       3/10/97       9,900
Washington Public Power Supply System Nuclear Project Number 2 Revenue
  Municipal Securities Trust Receipts                                             9,900         3.55       3/10/97       9,900
                                                                                                                    ----------
                                                                                                                        45,465
WISCONSIN 1.6%
Amery, Wisconsin IDR - Plastech Corporation Project                               2,200         3.82       3/10/97       2,200
Ashwaubenon, Wisconsin IDR - Pioneer Metal Finishing, Inc. Project                1,870         3.75       3/10/97       1,870
Columbus, Wisconsin IDR - Maysteel Corporation Project                            2,000         3.80       3/10/97       2,000
De Pere, Wisconsin IDR - Cleaning Systems, Inc. Project                           4,000         3.70       3/10/97       4,000
Madison, Wisconsin IDR - Manchester Place Project                                 7,925         3.80       3/10/97       7,925
Milwaukee, Wisconsin Redevelopment Authority Development Revenue -
  Washington Square Phase III Project                                             8,495         4.20       3/10/97       8,495
New London, Wisconsin IDR - Steel King Industries, Inc. Project                   4,170         3.70       3/10/97       4,170
                                                                                                                    ----------
                                                                                                                        30,660
WYOMING 0.9%
Campbell County, Wyoming IDR - Powder Basin Properties Project                    6,170         3.70       3/10/97       6,170
Lincoln County, Wyoming PCR - Champlin Petroleum Company Project                  2,525         4.20       3/10/97       2,525
Uinta County, Wyoming PCR - Champlin Petroleum Company Project                    7,775         4.20       3/10/97       7,775
                                                                                                                    ----------
                                                                                                                        16,470
MULTIPLE STATES 7.7%
Capital Realty Investments Tax Exempt Fund, Ltd. Floating Rate Certificates:
  Series 1996-2                                                                  27,785         3.60       3/10/97      27,785
  Series 1996-4                                                                  30,520         3.70       3/10/97      30,520
IBM Tax-Exempt Grantor Trust Puttable Floating Option Tax-Exempt Receipts:
  Series PL-2B                                                                   45,300         3.55       3/10/97      45,300
  Series PL-2C                                                                    7,160         3.55       3/10/97       7,160
NCNB Pooled Tax-Exempt Trust COP - Texas                                          2,575         4.13       3/10/97       2,575
Puttable Floating Option Tax-Exempt Receipts, Series PL-3F                       32,350         3.55       3/10/97      32,350
                                                                                                                    ----------
                                                                                                                       145,690
                                                                                                                    ----------
TOTAL WEEKLY VARIABLE RATE PUT BONDS                                                                                 1,143,162

DAILY VARIABLE RATE PUT BONDS 6.2%
DELAWARE 0.3%
Delaware EDA Revenue - Delmarva Power & Light Company Project                     6,300         3.60       3/03/97       6,300


                                                 See notes to financial statements.

20

------------------------------------------------------------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND (continued)
                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (d)   COST (NOTE 2)
                                                                                                                    (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
NEVADA 0.8%
Clark County, Nevada IDR:
  Nevada Cogeneration Association 1 Project                                     $ 8,400         3.55%      3/03/97  $    8,400
  Nevada Cogeneration Association 2 Project                                       6,900         3.55       3/03/97       6,900
                                                                                                                    ----------
                                                                                                                        15,300
NORTH CAROLINA 2.3%
Person County, North Carolina Industrial Facilities and Pollution Control
  Financing Authority Solid Waste Disposal Revenue - Carolina Power & Light
  Company Project                                                                 4,600         3.60       3/03/97       4,600
Puttable Floating Option Tax-Exempt Receipts:
  Series PPT-4                                                                    9,735         3.60       3/03/97       9,735
  Series PPT-6                                                                   28,495         3.70       3/03/97      28,495
                                                                                                                    ----------
                                                                                                                        42,830
PENNSYLVANIA 0.2%
Schuylkill County, Pennsylvania IDA Residential Recovery Revenue - Northeastern
  Power Company Project                                                           4,700         3.55       3/03/97       4,700

TEXAS 2.3%
Brazos River Authority Texas PCR Refunding - Texas Utilities Electric Company
  Project                                                                         5,000         3.50       3/03/97       5,000
Brazos River Texas Harbor Navigation District Harbor Revenue - Dow Chemical
  Company Project                                                                 6,900         3.55       3/03/97       6,900
Gulf Coast Waste Disposal Authority PCR - Amoco Oil Company Project              16,100         3.55       3/03/97      16,100
Matagorda County, Texas Navigation District Number 1 Revenue Refunding -
  Houston Lighting & Power Company Project                                       10,200         3.50       3/03/97      10,200
West Side Calhoun County, Texas Navigation District Sewer &
  Solid Waste Disposal - BP Chemicals, Inc. Project                               5,300         3.55       3/03/97       5,300
                                                                                                                    ----------
                                                                                                                        43,500
VIRGINIA 0.3%
Richmond, Virginia IDA Revenue - Cogentrix of Richmond, Inc. Project              4,800         3.90       3/03/97       4,800
                                                                                                                    ----------
TOTAL DAILY VARIABLE RATE PUT BONDS                                                                                    117,430
                                                                                                                    ----------
TOTAL INVESTMENTS IN SECURITIES 99.4%                                                                                1,884,306
Other Assets and Liabilities, Net 0.6%                                                                                  10,591
                                                                                                                    ----------
NET ASSETS 100.0%                                                                                                   $1,894,897
                                                                                                                    ==========


                                                 See notes to financial statements.


                                                                                                                                21

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             February 28, 1997
--------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND
                                                 PRINCIPAL       VALUE
                                                   AMOUNT      (NOTE 2)
                                                            (In Thousands)
--------------------------------------------------------------------------------
MUNICIPAL BONDS 40.7%
ARIZONA 0.5%
Gila County, Arizona IDA PCR Refunding -
  ASARCO, Inc. Project, 8.90%, Due 7/01/06         $ 3,000     $  3,130

ARKANSAS 1.5%
Fayetteville, Arkansas Public Facilities Board
  Refunding and Improvement Revenue - Butterfield
  Trail Village Project:
  8.25%, Due 9/01/00                                 1,090        1,099
  9.50%, Due 9/01/14                                 3,385        3,702
Little Rock, Arkansas Collateralized IDR -
  Lexicon, Inc. Project, 6.48%, Due 7/01/06          4,575        4,604
                                                               --------
                                                                  9,405
CALIFORNIA 2.6%
California Hospital Revenue - Valley Health System
  Refunding and Improvement Project, 5.50%,
  Due 5/15/00                                          740          741
Long Beach, California Harbor Revenue, 7.25%,
  Due 5/15/19                                        3,550        3,719
Los Angeles, California Unified School District
  Refunding COP - Multiple Properties Project,
  5.625%, Due 11/01/13                               6,420        6,421
Orange County, California Airport Revenue
  Refunding, 5.00%, Due 7/01/98 (f)                  3,000        3,034
Santa Ana, California Community Redevelopment
  Refunding, 7.50%, Due 9/01/16                      3,000        3,109
                                                               --------
                                                                 17,024
COLORADO 0.7%
Central City, Gilpin County, Colorado Excise Tax
  Refunding, 5.40%, Due 12/01/00                     4,400        4,460

CONNECTICUT 1.8%
Connecticut Resources Recovery Authority Revenue -
  American REF-FUEL Company of Southeastern
  Connecticut Project, 8.00%, Due 11/15/15          10,800       11,624

FLORIDA 1.8%
Bayside, Florida Community Improvement
  Development District BAN, 5.75%, Due 6/01/98       7,870        8,034
Tampa, Florida Capital Improvement Program
  Revenue, 8.375%, Due 10/01/18                      4,000        4,210
                                                               --------
                                                                 12,244
IDAHO 0.8%
Boise, Idaho Housing Authority Revenue - Hobbler
  Place Project, 5.25%, Due 2/01/02                  5,000        4,994

ILLINOIS 5.4%
Alton, Madison County, Illinois Hospital Facility
  Revenue Refunding - Saint Anthony's Health
  Center Project:
  4.65%, Due 9/01/98                                 1,350        1,348
  4.95%, Due 9/01/99                                 1,400        1,397
  5.00%. Due 9/01/01                                   850          837
  5.15%, Due 9/01/00                                 1,355        1,352
Chicago, Illinois MFHR - Chicago Beach Apartments
  Project, 5.50%, Due 2/01/17                        3,065        3,074
Hodgkins, Illinois GO Tax Allocation, 9.50%,
  Due 12/01/09                                       2,600        3,208
Illinois DFA EDR Refunding - Drury Inn-
  Schaumburg Project, 7.125%, Due 9/15/12            2,115        2,148
Illinois Health Facilities Authority Revenue
  Refunding - Carle Foundation, 6.00%, Due 1/01/15   3,900        4,027
Illinois Health Facilities Authority Revenue
  Refunding - Westlake Community Hospital Project:
  7.625%, Due 1/01/99                                1,525        1,586
  7.875%, Due 1/01/13                                4,450        4,700
Kane, McHenry, Cook and DeKalb Counties, Illinois
  Community Unit School District Number 300 GO
  Lease Secured COP - School Building Project,
  6.90%, Due 12/01/04                                3,685        3,915
Romeoville, Will County, Illinois COP:
  7.30%, Due 12/01/99                                2,250        2,317
  7.30%, Due 12/01/00                                2,000        2,075
Sauget, St. Clair County, Illinois GO, 7.25%,
  Due 2/01/01                                        3,000        3,046
                                                               --------
                                                                 35,030
INDIANA 1.3%
Fishers, Indiana First Mortgage EDR - United
  Student Aid Funds, Inc. Project, 8.375%,
  Due 9/01/14                                        3,250        3,392
Huntington, Indiana EDR Refunding - Quanex
  Corporation Project, 6.50%, Due 8/01/10            1,665        1,702
Jefferson County, Indiana Hospital Authority
  Hospital Revenue Refunding - King's Daughters'
  Hospital, 8.50%, Due 8/15/13                       3,000        3,191
                                                               --------
                                                                  8,285
KANSAS 0.1%
Kansas City, Kansas Residual Revenue Capital
  Appreciation, Zero %, Due 5/01/12                  1,805          537

MASSACHUSETTS 1.3%
Commonwealth of Massachusetts Department of
  Revenue Tax-Exempt Equipment Lease, 5.40%,
  Due 9/30/99                                        4,646        4,710
Commonwealth of Massachusetts Tax-Exempt
  Master Equipment Lease, 5.62%, Due 10/01/01        2,750        2,791
Massachusetts Industrial Finance Agency Industrial
  Revenue - John T. Spinelli Project, 7.00%,
  Due 11/01/00                                         948          948
                                                               --------
                                                                  8,449
MICHIGAN 0.7%
Detroit, Michigan EDC Resource Recovery
  Revenue, 7.00%, Due 5/01/01                        2,950        3,175
Pontiac, Michigan Hospital Financing Authority
  Hospital Revenue - NOMC Obligation Group:
  5.40%, Due 8/01/98                                   840          844
  5.60%, Due 8/01/99                                   200          201
                                                               --------
                                                                  4,220
MINNESOTA 3.3%
St. Paul, Minnesota Housing & Redevelopment
  Authority Hospital Facility Revenue - HealthEast
  Project, 9.75%, Due 11/01/17 (Crossover Refunding
  date is 11/01/97)                                 20,000       21,057

MISSOURI 0.2%
Springfield, Missouri Land Clearance Redevelopment
  Authority Industrial Revenue - University Plaza
  Project, 5.90%, Due 10/01/01                       1,210        1,213

NEBRASKA 1.0%
Omaha Tribe of Nebraska Public Improvements
  Authority Omaha Tribe of Nebraska GO Guaranty,
  7.50%, Due 12/01/02                                6,300        6,347

NEVADA 1.1%
Clark County, Nevada Airport Improvement Revenue
  Airport System Improvements, 8.25%, Due 7/01/15    5,000        5,319
Henderson, Nevada Local Improvement Districts
  Number T-4, 6.00%, Due 11/01/01                      480          484
Reno-Sparks Convention & Visitors Authority,
  Limited Obligation Refunding, 6.25%,
  Due 11/01/01                                       1,540        1,577
                                                               --------
                                                                  7,380


                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND (continued)
                                                  PRINCIPAL      VALUE
                                                    AMOUNT     (NOTE 2)
                                                            (In Thousands)
--------------------------------------------------------------------------------
NEW JERSEY 2.6%
New Jersey EDA Senior Mortgage Revenue - Arbor
  Glen of Bridgewater Project:
  6.00%, Due 5/15/26                               $ 1,750     $  1,752
  7.00%, Due 5/15/06                                11,525       11,655
New Jersey Health Care Facilities Financing
  Authority Revenue - Kimball Medical Project,
  8.00%, Due 7/01/98                                 3,110        3,192
                                                               --------
                                                                 16,599
NEW YORK 2.3%
Battery Park, New York City Authority Housing
  Revenue - FHA Insured Mortgage Loan, 5.75%,
  Due 6/01/23                                        2,500        2,500
New York Medical Care Facilities Finance Agency
  Revenue Hospital & Nursing Home Mortgage,
  8.00%, Due 2/15/27                                12,100       12,578
                                                               --------
                                                                 15,078
OHIO 1.8%
Cleveland, Ohio City School District Energy
  Conservation Improvement GO:
  6.53%, Due 3/15/98                                   570          583
  6.53%, Due 9/15/98                                   590          611
  6.53%, Due 3/15/99                                   610          631
  6.53%, Due 9/15/99                                   630          658
Lucas County, Ohio Hospital Revenue Refunding -
  Riverside Hospital Project, 7.625%, Due 6/01/15    2,400        2,453
Ohio Department of Transportation COP -
  Rickenbacker Port Project, 6.125%, Due 4/15/15     1,150        1,187
Youngstown, Ohio City School District Energy
  Conservation Measures, 6.80%, Due 3/15/05          4,965        5,176
                                                               --------
                                                                 11,299
OREGON 0.4%
Washington County, Oregon Housing Authority
  Tax Credit - Bethany Meadows Project, 5.00%,
  Due 9/30/98                                        2,260        2,277

PENNSYLVANIA 1.3%
Delaware County, Pennsylvania IDA Refunding
  Revenue - Resource Recovery Project, 8.10%,
  Due 12/01/13                                       1,500        1,566
Lancaster County, Pennsylvania Solid Waste
  Management Authority Resource Recovery
  System Revenue, 8.50%, Due 12/15/10                4,460        4,711
Philadelphia, Pennsylvania Hospitals and Higher
  Education Facilities Authority Revenue, 8.375%,
  Due 6/01/04                                        1,840        2,001
                                                               --------
                                                                  8,278
SOUTH CAROLINA 0.2%
Charleston County, South Carolina Industrial
  Revenue Refunding - Coburg Dairy, Inc. Project,
  6.875%, Due 10/01/06                               1,400        1,444

TEXAS 6.5%
Dallas-Fort Worth, Texas International Airport
  Facilities Improvement Corporation Revenue -
  American Airlines, Inc. Project, 7.50%,
  Due 11/01/25                                       3,450        3,696
Denison, Texas Hospital Authority Hospital Revenue
  Refunding and Improvement - Texoma Medical
  Center Project, 8.00%, Due 9/01/16                 7,000        7,206
Garland, Texas EDA - Yellow Freight Systems, Inc.
  Project, 8.00%, Due 12/01/16                       2,750        2,854
Port of Corpus Christi, Texas IDC Refunding
  Revenue - Valero Refining and Marketing
  Company Project, 10.25%, Due 6/01/17              17,590       18,350
  Texas State Lease COP, 6.35%, Due 12/01/13         4,749        4,891
Texas Turnpike Authority Dallas North Tollway
  Revenue, 7.125%, Due 1/01/15                       3,675        3,850
Trinity River Authority Refunding - Texas
  Industries, Inc. Project, 6.1875%, Due 9/01/07       480          484
Trinity River Authority Refunding - Texas
  Industries, Inc. Project, Series A, 6.1875%,
  Due 9/01/07                                          285          287
                                                               --------
                                                                 41,618
UTAH 1.2%
Utah Associated Municipal Power Systems Revenue
  Refunding - Hunter Project, 5.50%, Due 7/01/12     8,000        8,000

WEST VIRGINIA 0.3%
Kanawha County, West Virginia County Commission
  IDR - Union Carbide Chemicals and Plastics
  Company, Inc. Project, 8.00%, Due 8/01/20          1,930        2,099
                                                               --------
TOTAL MUNICIPAL BONDS (Cost $260,102)                           262,091

PUT BONDS 8.7%
CALIFORNIA 0.7%
Vallejo, California Housing Authority MFMR -
  Highlands Apartments Project, 5.00%, Due 6/01/07
  (Putable at $100 and Rate Reset Effective
  6/01/99)(e)                                        4,690        4,719

FLORIDA 3.2%
Escambia County, Florida Escambia Housing
  Corporation Housing Revenue:
  Royal Arms Project, 7.00%, Due 7/01/17
  (Putable at $100 on 7/01/99)                       9,360        9,407
  Wellington Arms Project, 7.375%, Due 9/01/16
  (Putable at $100 on 9/01/99)                      10,650       10,810
Florida Housing Finance Agency MFHR - Cypress
  Lake Apartment Project, 5.75%, Due 12/01/07
  (Putable at $100 and Rate Reset Effective
  12/01/02)(e)                                         200          202
                                                               --------
                                                                 20,419
MAINE 0.9%
Maine Finance Authority MFHR - Back Bay Tower
  Project, 5.25%, Due 9/01/18
  (Putable at $100 on 9/01/99)                       6,000        6,037

MINNESOTA 1.2%
St. Paul, Minnesota Port Authority CDR Refunding -
  Battle Creek Hotel Project, 4.95%, Due 7/01/12
  (Putable at $100 on 4/01/98)                       7,970        8,017

OHIO 0.2%
Lorain County, Ohio IDR - Gilford Instrument
  Laboratories, Inc. Project, 5.25%, Due 7/01/14
  (Putable at $100 and Rate Reset Effective
  7/01/99)(e)                                        1,000        1,019

PENNSYLVANIA 0.4%
Chester County, Pennsylvania Health and Education
  Facilities Authority Revenue - Barclay Friends
  Project, 4.90%, Due 8/01/25
  (Putable at $100 on 8/01/99)                       2,500        2,531

TEXAS 0.8%
Bell County, Texas Health Facilities Development
  Corporation Revenue Refunding - Central Texas
  Pooled Health Care Loan Program, 4.75%,
  Due 10/01/23 (Putable at $100 on 10/01/98)         4,935        4,954

VIRGINIA 0.7%
Norfolk, Virginia Redevelopment and Housing
  Authority Multifamily Rental Housing Facility
  Revenue - 1016 Limited Partnership-Sussex
  Apartments Project, 5.25%, Due 9/01/26
  (Putable at $100 on 3/01/98)(c)                    4,700        4,727


                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             February 28, 1997
--------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND (continued)
                                                  PRINCIPAL     VALUE
                                                   AMOUNT      (NOTE 2)
                                                            (In Thousands)
--------------------------------------------------------------------------------
WISCONSIN 0.6%
Lac Courte Oreilles Band of Lake Superior
  Chippewa Indians Public Purpose Infrastructure
  Revenue, 6.25%, Due 8/01/01 (Putable at $100
  and Rate Reset Effective 8/01/98)(e)             $ 3,850     $  3,864
                                                               --------
TOTAL PUT BONDS (COST $55,862)                                   56,287

SHORT-TERM INVESTMENTS (a) 50.1%
MUNICIPAL BONDS 9.4%
CONNECTICUT 0.2%
Waterbury, Connecticut GO BAN, 4.75%,
  Due 4/24/97                                        1,000        1,001

ILLINOIS 4.0%
Kane, McHenry, Cook and DeKalb Counties, Illinois
  Community Unit School District Number 300 GO
  Lease Secured COP - School Building Project,
  5.00%, Due 12/01/97                                  470          473
Winnebago & Boone Counties, Illinois School
  District Number 205 TAN, 5.25%, Due 10/30/97      25,000       25,115
                                                               --------
                                                                 25,588
MICHIGAN 0.1%
Pontiac, Michigan Hospital Financing Authority
  Hospital Revenue - NOMC Obligation Group,
  5.20%, Due 8/01/97                                   600          601

MISSOURI 1.3%
Branson, Missouri BAN - Water Treatment Plant
  Project, 5.25%, Due 5/31/97                        8,030        8,058

NEW JERSEY 1.2%
  East Orange, New Jersey TAN, 5.25%, Due 6/30/97    8,000        8,022

NEW YORK 2.0%
Buffalo, New York BAN, 4.85%, Due 3/06/97            1,000        1,000
Buffalo, New York BAN, 5.00%, Due 3/06/97           10,000       10,002
Troy, New York City School District BAN, 5.20%,
  Due 8/15/97                                        1,900        1,905
                                                               --------
                                                                 12,907
OHIO 0.2%
Cleveland, Ohio City School District Energy
  Conservation Improvement GO:
  6.53%, Due 3/15/97                                   535          535
  6.53%, Due 9/15/97                                   555          562
                                                               --------
                                                                  1,097
OKLAHOMA 0.4%
Oklahoma School District and County Revenue
  Anticipation Program COP, 6.99%, Due 6/30/97       2,650        2,676
                                                               --------
Total Municipal Bonds                                            59,950

MUNICIPAL COMMERCIAL PAPER 3.6%
NEW YORK
Niagara County, New York Industrial Development
  Agency Solid Waste Disposal Revenue - American
  Refunding Fuel Company Project                    14,200       14,200
Niagara County, New York Industrial Development
  Agency Solid Waste Disposal Revenue - American
  Refunding Fuel Company Project - Series B          9,400        9,400
                                                               --------
Total Municipal Commercial Paper                                 23,600

PUT BONDS 5.8%
LOUISIANA 1.6%
Louisiana Public Facilities Authority MFHR -
  Southfork Village Apartments Project, 8.00%,
  Due 11/01/05 (Putable at $100 and Rate Reset
  Effective 4/30/97)(e)                             10,500       10,557

PUERTO RICO 3.4%
Puerto Rico Highway and Transportation Authority
  Highway Revenue, 3.95%, Due 7/01/10 (Putable
  at $100 and Rate Reset Effective 3/18/97)(e)       5,000        5,000
Puerto Rico Highway and Transportation Authority
  Highway Revenue Refunding, 3.875%,
  Due 7/01/10 (Putable at $100 and Rate Reset
  Effective 3/31/97) (e)                            16,900       16,900
                                                               --------
                                                                 21,900
WYOMING 0.8%
Wyoming Student Loan Corporation Student Loan
  Revenue, 3.75%, Due 2/01/32 (Putable at $100 and
  Rate Reset Effective 3/26/97) (e)                  5,000        5,000
                                                               --------
Total Put Bonds                                                  37,457

ANNUAL PUT BONDS 2.6%
ALABAMA 0.4%
Auburn, Alabama Non-Profit HDC MFHR -
  Lakeside Apartments Project (e)                    2,500        2,573

OHIO 0.1%
Sharonville, Ohio IDR - Ralston Purina Company
  Project (e)                                        1,000        1,000

TENNESSEE 0.5%
Knox County, Tennessee 7.50% IDB IDR - Spartan
  Food Systems, Inc. Project                         1,500        1,504
Maryville, Tennessee 7.50% IDB IDR - Spartan
  Food Systems, Inc. Project                         1,500        1,504
                                                               --------
                                                                  3,008
WISCONSIN 1.6%
Southeastern Wisconsin 4.10% Professional
  Baseball Park District Sales Tax Revenue          10,000       10,031
                                                               --------
Total Annual Put Bonds                                           16,612

QUARTERLY VARIABLE RATE PUT BONDS 1.4%
WASHINGTON
Washington Housing Finance Commission
  SFMR Refunding:
  Series S-1A                                          555          555
  Series S-2B                                        4,325        4,325
  Series S-3A                                          430          430
  Series S-3B                                        1,385        1,385
  Series S-4A                                        2,435        2,435
                                                               --------
Total Quarterly Variable Rate Put Bonds                           9,130

WEEKLY VARIABLE RATE PUT BONDS 20.9%
ALABAMA 2.2%
Birmingham, Alabama IDB IDR - Home Baking
  Company, Inc. Project                              5,390        5,390
Huntsville, Alabama Educational Building
  Authority Revenue - Faulkner University Project    1,150        1,150
Montgomery, Alabama Educational Building
  Authority Facilities Revenue - Faulkner
  University Project                                 7,585        7,585
                                                               --------
                                                                 14,125
CALIFORNIA 1.1%
Pasadena, California Community Development
  Commission COP:
  Kings Plaza Project                                  885          885
  Lake/Washington Neighborhood Shopping Center       2,545        2,545
  Riverside, California MFHR - Spruce Grove Project  3,360        3,360
                                                               --------
                                                                  6,790


                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND (continued)
                                                  PRINCIPAL      VALUE
                                                   AMOUNT      (NOTE 2)
                                                            (In Thousands)
--------------------------------------------------------------------------------
COLORADO 0.4%
Arapahoe County, Colorado IDR - Denver
  JetCenter, Inc. Project                          $ 1,600     $  1,600
Grand Junction, Colorado IDR - Sundstrand
  Corporation Project                                1,000        1,000
                                                               --------
                                                                  2,600
FLORIDA 0.6%
Broward County, Florida HFA MFHR:
  Quiet Creek Apartments Project                     2,900        2,900
  Sawgrass Pines Apartments Project                  1,000        1,000
                                                               --------
                                                                  3,900
ILLINOIS 1.5%
Carol Stream, Illinois IDR -
  MI Enterprises Project                             2,850        2,850
Illinois DFA IDA -
  Toyomenka (America), Inc. Project                  2,200        2,200
Illinois DFA IDR - Sumitomo Machinery
  Corporation Project                                2,000        2,000
Illinois IDA Revenue - Uhlich Children's
  Home Project                                       2,500        2,500
                                                               --------
                                                                  9,550
INDIANA 1.5%
Madison, Indiana EDR - Arvin Sango, Inc. Project     9,600        9,600

IOWA 0.5%
Creston, Iowa IDR - CF Processing, L.C. Project      3,190        3,190

MINNESOTA 4.6%
Harmony, Minnesota Rental Housing Revenue -
  Zedakah Foundation Project                        10,700       10,700
Mahtomedi, Minnesota Rental Housing Revenue -
  Briarcliff of Mahtomedi Project                      965          965
Plymouth, Minnesota MFHR - At The Lake
  Apartments Project                                 7,685        7,685
University of Minnesota Regents GO                  10,000       10,000
Vadnais Heights, Minnesota Rental Housing
  Revenue - Cottages of Vadnais Heights Project        210          210
                                                               --------
                                                                 29,560
MISSOURI 0.3%
Jefferson County, Missouri IDA Industrial Revenue
  Refunding - Festus Manor Nursing Home Project      1,620        1,620

NEVADA 0.0%
Nevada Department of Commerce IDR -
  Master-Halco, Inc. Project                           300          300

NEW YORK 2.1%
Niagara County, New York IDA Solid Waste
  Disposal Facility Revenue - American Ref-Fuel
  Company of Niagara, L.P. Facility Project         13,410       13,410

NORTH CAROLINA 0.2%
New Hanover County, North Carolina Industrial
  Facilities Revenue - Wilmington
  Machinery, Inc. Project                            1,015        1,015

OHIO 0.9%
Ohio Housing Finance Agency Refunding -
  10 Wilmington Place Project                        5,910        5,910

PENNSYLVANIA 2.3%
Berks County, Pennsylvania IDA Manufacturing
  Facilities Revenue:
  Berks Products Corporation Project                 2,875        2,875
  Grafika Commercial Printing, Inc. Project          1,885        1,885
Philadelphia, Pennsylvania IDA Revenue -
  30th Street Station Project                       10,000       10,000
                                                               --------
                                                                 14,760
SOUTH CAROLINA 0.6%
South Carolina Jobs EDA EDR -
  B.F. Shaw, Inc. Project                            4,000        4,000

TENNESSEE 0.3%
Anderson County, Tennessee IDB Revenue -
  Becromal of America, Inc. Project                  2,000        2,000

TEXAS 0.6%
San Antonio, Texas Airport Lease Revenue -
  Hedrick Beechcraft, Inc. Project                   4,100        4,100

VIRGINIA 0.3%
Buena Vista, Virginia IDA IDR Refunding -
  Everbrite, Inc. Project                            2,045        2,045

WASHINGTON 0.9%
Pierce County, Washington EDC Pooled Bond
  Program Industrial Revenue - America Nichirel
  Foods Project                                      2,000        2,000
Washington Community Economic Revitalization
  Board Economic Revenue                             3,035        3,035
Washington Community Economic Revitalization
  Board Umbrella Bond Program EDR                    1,070        1,070
                                                               --------
                                                                  6,105
                                                               --------
Total Weekly Variable Rate Put Bonds                            134,580

DAILY VARIABLE RATE PUT BONDS 6.4%
NEW YORK 0.8%
New York Job Develpment Authority Revenue            5,000        5,000

NORTH CAROLINA 0.2%
Halifax County, North Carolina Industrial Facilities
  and Pollution Control Financing Authority Revenue  1,445        1,445

TENNESSEE 0.9%
Chattanooga-Hamilton County, Tennessee Hospital
  Authority Hospital Revenue - Erlanger Medical
  Center Project                                     5,500        5,500

TEXAS 2.0%
Brazos River Authority Texas PCR Refunding -
  Texas Utilities Electric Company Project:
  Series A                                           4,000        4,000
  Series B                                           1,000        1,000
  Series C                                           5,900        5,900
Brazos River, Texas Harbor Navigation District
  Brazoria County Revenue - Dow Chemical
  Company Project                                    2,200        2,200
                                                               --------
                                                                 13,100
VIRGINIA 0.3%
King George County, Virginia IDA Exempt Facility
  Revenue - Birchwood Power Partners, L.P. Project   2,000        2,000

MULTIPLE STATES 2.2%
Puttable Floating Option Tax-Exempt Receipts:
  Series PPT-4                                      11,400       11,400
  Series PPT-6                                       2,780        2,780
                                                               --------
                                                                 14,180
                                                               --------
Total Daily Variable Rate Put Bonds                              41,225
                                                               --------
TOTAL SHORT-TERM INVESTMENTS
  (COST $322,462)                                               322,554
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $638,426) 99.5%                                         640,932
Other Assets and Liabilities, Net 0.5%                            3,331
                                                               --------
NET ASSETS 100.0%                                              $644,263
                                                               ========

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             February 28, 1997
--------------------------------------------------------------------------------
STRONG MUNICIPAL ADVANTAGE FUND (continued)


--------------------------------------------------------------------------------
FUTURES
-------
                                            UNDERLYING       UNREALIZED
                                            FACE AMOUNT      APPRECIATION
                               EXPIRATION     AT VALUE      (DEPRECIATION)
                                  DATE     (In Thousands)   (In Thousands)
--------------------------------------------------------------------------------
Sold:
10 U.S. Treasury Bond Futures     6/97        ($1,104)          $ __




--------------------------------------------------------------------------------
STRONG ADVANTAGE FUND
                                                 SHARES OR        VALUE
                                                 PRINCIPAL      (NOTE 2)
                                                   AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
CORPORATE BONDS 63.7%
ADT Operations, Inc. Guaranteed Senior
  Subordinated Notes, 9.25%, Due 8/01/03           $ 3,335   $    3,548
Advance Bank Australia Floating Rate Subordinated
  Notes, 6.25%, Due 3/14/06                         15,000       15,150
Arcadian Partners LP Senior Notes, Series B,
  10.75%, Due 5/01/05                                2,000        2,195
Bank of Ireland Perpetual Floating Rate Junior
  Subordinated Notes, 6.5625%, Due 9/29/49           5,000        5,000
Bank of Scotland Variable Rate Subordinated Notes,
  6.50%, Due 8/29/49                                14,960       14,941
Barnett Capital III Floating Rate Capital
  Securities, 6.1875%, Due 2/01/27
  (Acquired 2/06/97; Cost $9,752) (b)               10,000        9,777
CTC Mansfield Funding Corporation Secured Lease
  Obligation Bond, 11.125%, Due 9/30/16              9,235        9,881
Caesars World, Inc.  Senior Subordinated
  Debentures, 8.875%, Due 8/15/02                    1,700        1,776
Capital One Floating Rate Subordinated Capital
  Income Securities, 7.1125%, Due 2/01/27
  (Acquired 1/28/97 - 2/10/97; Cost $19,781)(b)     20,000       19,938
Chase Manhattan Corporation Floating Rate Notes,
  5.6875%, Due 12/30/09                             30,930       30,327
Chesapeake Energy Corporation Guaranteed Senior
  Notes, 12.00%, Due 3/01/01 (Defeased to call at
  $106 on 3/01/98)                                  14,450       15,755
Citicorp Floating Rate Notes:
  6.50%, Due 5/01/04                                14,022       14,097
  Series W, 5.625%, Due 11/27/35                    10,000        9,425
  Series X, 5.5375%, Due 11/27/35                   10,000        9,350
Clark Oil & Refining Corporation Senior Notes,
  10.50%, Due 12/01/01                               7,165        7,469
CoreStates Capital III Floating Rate Capital Trust
  Pass-Thru Securities, 6.1325%, Due 2/15/27
  (Acquired 2/11/97; Cost $20,418) (b)              20,855       20,075
Cort Furniture Rental Corporation Senior Notes,
  12.00%, Due 9/01/00                               14,603       16,246
Credit Lyonnais Paris Perpetual Floating Rate
  Subordinated Notes, 6.625%, Due 9/19/49           20,000       19,775
Crestar Financial I Capital Securities, 8.16%,
  Due 12/15/26 (Acquired 12/20/96;
  Cost $8,000)(b)                                    8,000        8,016
Delta Air Lines, Inc. Pass-Thru Trust Certificates,
  Series 1993-C2, 9.59%, Due 1/12/17                 2,900        3,355
Ferrellgas L.P./Ferrellgas Financial Corporation
  Senior Notes, 10.00%, Due 8/01/01                  5,000        5,331
First Bank System, Inc. Subordinated Floating Rate
  Notes, 5.6875%, Due 11/30/10 (Putable at $100
  on 11/30/00)                                       6,980        7,039
First Chicago NBD Capital I Floating Rate Preferred
  Securities, 6.1125%, Due 2/01/27                   5,225        5,154
First Maryland Capital II Floating Rate Subordinated
  Capital Income Securities, 6.4125%, Due 2/01/27
  (Acquired 2/14/97; Cost $10,239) (b)              10,250       10,221
Foreningsbanken AB Perpetual Floating Rate
  Subordinated Step-Up Notes, 6.293%, Due
  12/29/49 (Acquired 12/10/96; Cost $9,979) (b)     10,000       10,010
Health & Retirement Properties Trust Senior
  Floating Rate Notes, Series B, 6.2825%,
  Due 7/13/99                                       20,000       19,818
Healthsouth Corporation Senior Subordinated
  Notes, 9.50%, Due 4/01/01                         19,385       20,693
Hook-SupeRx, Inc. Senior Notes, 10.125%,
  Due 6/01/02                                       12,670       13,415
Huntington Capital I Variable Rate Capital Income
  Securities, 6.2625%, Due 2/01/27
  (Acquired 1/23/97 - 1/30/97; Cost $18,066) (b)    18,500       18,141
Indspec Chemical Corporation Senior Subordinated
  Discount Notes, Series B, Zero %, Due 12/01/03
  (Rate Reset 12/01/98)                             38,571       35,967
The Kroger Company Senior Notes, 8.15%,
  Due 7/15/06                                       12,000       12,394
Long Island Lighting Company General and
  Refunding Bond, 8.625%, Due 4/15/04               10,000       10,293
Marine Midland Banks, Inc. Floating Rate
  Subordinated Notes, 5.8125%, Due 12/31/09         21,460       20,880
Marshall & Ilsley Capital Trust A Pass-Thru
  Securities, 7.65%, Due 12/01/26
  (Acquired 12/02/96; Cost $1,324) (b)               1,330        1,284
McDermott International, Inc. Senior Notes,
  12.875%, Due 7/15/02                              11,000       12,004
Mohegan Tribal Gaming Authority Connecticut
  Senior Secured Notes, Series B, 13.50%,
  Due 11/15/02                                       3,975        5,307
NBD Bancorp, Inc. Subordinated Floating Rate
  Notes, 5.75%, Due 12/18/05                        23,505       23,453
NWCG Holdings Corporation Senior Secured
  Discount Notes, Series B, Zero %, Due 6/15/99     27,000       23,287
National Westminster Bank Floating Rate Notes,
  6.3625%, Due 9/29/49                              35,475       35,439
News Corporation, Ltd. Senior Secured Notes,
  11.00%, Due 6/30/05                               21,075       22,603
Newscorp Overseas Limited Floating Rate Debt
  Unit with Swap Agreement (Structured Enhanced
  Return Trusts 1995, Series R-27), 6.4938%,
  Due 6/30/99 (Acquired 6/12/95; Cost $27,120) (b)  28,250       25,425
North Fork Bancorp Capital Trust Pass-Thru
  Securities, 8.70%, Due 12/15/26
  (Acquired 12/23/96; Cost $8,469) (b)               8,500        8,645
Northwest Airlines, Inc. Guaranteed Senior Notes,
  12.091%, Due 12/31/00                                537          556
Nuevo Energy Company Senior Subordinated Notes,
  12.50%, Due 6/15/02                                1,000        1,052
Okobank Subordinated Step-Up Perpetual Floating
  Rate Notes, 7.0125%, Due 10/29/49                    550          562
Old Kent Capital Trust I Subordinated Floating Rate
  Capital Income Securities, 6.3625%, Due 2/01/27
  (Acquired 2/03/97; Cost $5,931) (b)                6,000        5,966
Panamsat L.P./ Panamsat Capital Corporation
  Senior Secured Notes, 9.75%, Due 8/01/00          37,505       39,849
Repap New Brunswick, Inc. First Priority Senior
  Secured Floating Rate Notes, 8.875%, Due 7/15/00  25,600       25,216
Revco D.S., Inc. Senior Notes, 9.125%, Due 1/15/00   3,800        3,957
Riggs Capital Trust Preferred Securities, Series A,
  8.625%, Due 12/31/26 (Acquired 12/20/96;
  Cost $3,009) (b)                                   3,000        3,027
Rogers Cantel Mobile, Inc. Guaranteed Senior
  Subordinated Notes, 11.125%, Due 7/15/02          17,000       17,850


                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG ADVANTAGE FUND (continued)
                                                 SHARES OR      VALUE
                                                 PRINCIPAL    (NOTE 2)
                                                   AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
Rogers Communications, Inc. Floating Rate Debt
  Unit with Premium Call (Medium Term
  Structured Enhanced Return Trusts 1995,
  Series R-25), 8.475%, Due 6/21/98
  (Acquired 5/15/95; Cost $12,000) (b)             $12,000   $   11,910
Rowan Companies, Inc. Senior Notes, 11.875%,
  Due 12/01/01                                       6,250        6,625
Santa Fe Energy Resources, Inc. Senior
  Subordinated Debentures, 11.00%, Due 5/15/04      15,920       17,671
Santa Fe Pacific Gold Corporation Senior
  Debentures, 8.375%, Due 7/01/05                    6,500        6,797
Swedbank Floating Rate Debt Unit (Medium Term
  Structured Enhanced Return Trusts 1996):
  Series R-34, 6.4469%, Due 11/10/02
  (Acquired 5/23/96; Cost $25,000) (b)              25,000       25,013
  Series R-35, 6.3969%, Due 11/10/02
  (Acquired 10/16/96; Cost $20,000) (b)             20,000       20,000
System Energy Resources, Inc. First Mortgage
  Bonds, 11.375%, Due 9/01/16                          790          851
TCI Communications, Inc. Remarketed Floating
  Rate Reset Notes, 6.1852%, Due 9/15/03             5,000        5,008
Tele Communications, Inc. Variable Rate Medium
  Term Notes:
  Tranche #58, 6.293%, Due 12/20/00                 10,000        9,906
  Tranche #59, 6.293%, Due 12/20/00                  5,000        4,953
Tenet Healthcare Corporation Senior Notes,
  7.875%, Due 1/15/03                               25,000       25,375
Time Warner Pass-Thru Asset Trust Securities,
  Series 1997-1, 6.10%, Due 12/30/01
  (Acquired 1/08/97; Cost $22,896) (b)              24,000       22,828
Triangle Pacific Corporation Senior Notes, 10.50%,
  Due 8/01/03                                        1,170        1,258
Trident NGL, Inc. Subordinated Notes, 10.25%,
  Due 4/15/03                                        2,500        2,728
Triton Energy Corporation Senior Subordinated
  Notes, 9.75%, Due 12/15/00                         5,000        5,287
UCAR Global Enterprises, Inc. Floating Rate Term
  Loan, Tranche B, 7.375%, Due 11/17/02
  (Acquired 11/17/95; Cost $3,611) (b)               3,593        3,593
Union Bank of Norway Dual Basis Floating Rate
  Notes (Medium Term Structured Enhanced Return
  Trusts 1995, Series R-31), 6.875%, Due 10/25/00
  (Acquired 11/06/95; Cost $15,000) (b)             15,000       15,255
Union Planters Capital Trust A Capital Securities,
  8.20%, Due 12/15/26 (Acquired 12/05/96;
  Cost $14,920) (b)                                 15,000       14,979
Van Kampen Merritt Companies, Inc. Senior
  Secured Notes, 9.75%, Due 2/15/03                 11,550       12,299
Viacom International, Inc. Notes, 9.125%,
  Due 8/15/99                                       29,036       29,767
Viacom International, Inc. Reset Notes, 8.75%,
  Due 5/15/01 (Rate Reset Effective 5/15/98)        24,815       25,556
Wolverine Tube, Inc. Senior Subordinated Notes,
  10.125%, Due 9/01/02                              16,831       17,799
Wyman Gordon Company Senior Notes, 10.75%,
  Due 3/15/03                                        1,820        1,968
                                                             ----------
TOTAL CORPORATE BONDS (COST $966,807)                           968,360

NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES 26.4%
AFC Mortgage Loan Trust Variable Rate
  Asset-Backed Certificates, Series 1994-1,
  Class 2A-1, 7.4659%, Due 5/25/25                   3,343        3,410
Bellaire Finance, Inc. Commercial Mortgage
  Pass-Thru Trust Certificates, Class B, 9.32%,
  Due 2/20/08 (Acquired 3/01/96; Cost $6,090) (b)    5,800        6,032
California Federal Bank, A Federal Savings Bank
  of Los Angeles Variable Rate Mortgage
  Pass-Thru Certificates, Series 1988 PAL-1,
  Class A, 8.755%, Due 2/25/18                       2,546        2,542
Chase Mortgage Finance Corporation Mortgage
  Pass-Thru Certificates, Series 1990-G, Class A-Z1,
  9.50%, Due 12/25/21                                2,337        2,349
Citicorp Mortgage Securities, Inc. Adjustable Rate
  Real Estate Mortgage Investment Conduit
  Pass-Thru Certificates, Series 1992-7, Class A,
  7.315%, Due 3/25/22                                6,941        7,183
Collateralized Mortgage Obligation Trust, Series 14,
  Class Z, 8.00%, Due 1/01/17                        2,084        2,104
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 7.4228%, Due 1/25/22       9,876       10,074
  Series 1991-3, Class A1, 7.3634%, Due 2/20/21      1,347        1,367
DLJ Mortgage Acceptance Corporation Variable
  Rate Multifamily Mortgage Pass-Thru
  Certificates, Series 1992-MF10, Class A-1,
  7.3438%, Due 12/22/02                              5,897        5,956
Equipment Pass-Thru Investment Certificates Trust
  Floating Rate Senior Certificates, Series 1996-1:
  Class A, 6.8516%, Due 9/25/09 (Acquired 6/14/96;
  Cost $4,950) (b)                                   4,950        4,981
  Class B, 7.6016%, Due 9/25/09 (Acquired 7/01/96;
  Cost $5,445) (b)                                   5,445        5,472
  Class C, 10.8516%, Due 9/25/03 (Acquired 6/28/96;
  Cost $4,950) (b)                                   4,876        5,120
The Equitable Life Assurance Society of the United
  States Collateralized Floating Rate Notes,
  Series D-2, 6.4719%, Due 5/15/03
  (Acquired 5/23/96 - 8/08/96; Cost $11,521) (b)    11,500       11,529
First Boston Mortgage Securities Corporation
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1994-MHC1:
  Class C, 6.5375%, Due 4/25/11                      9,600        9,645
  Class D, 7.1375%, Due 4/25/11                      5,200        5,207
Fund America Investors Corporation Variable Rate
  Senior Pass-Thru Certificates, Series 1993-A,
  Class A-1, 7.4726%, Due 6/25/23                   19,278       20,026
Glendale Federal Bank Variable Rate Mortgage
  Pass-Thru Certificates, Series 1990-3, Class A-1,
  7.2212%, Due 3/01/30                               3,689        3,762
Glendale Federal Bank Variable Rate Senior
  Pass-Thru Mortgage Securities, Series 1990-1,
  Class A, 7.4649%, Due 10/25/29                     2,185        2,199
Greenwich Capital Acceptance, Inc. Variable Rate
  Mortgage Pass-Thru Certificates, Series 1991-1,
  Class A, 7.195%, Due 2/25/21 (Acquired 4/18/96;
  Cost $20,532) (b)                                 20,129       20,532
Homart Pooled Asset Financial Trust Floating
  Rate Collateral Trust Certificates:
  Class A-3, 7.4141%, Due 12/29/01
  (Acquired 12/21/93; Cost $10,000) (b)             10,000       10,006
  Class A-4, 8.1641%, Due 12/29/01
  (Acquired 2/09/95; Cost $9,988) (b)               10,000       10,006
Kmart CMBS Financing, Inc. Floating Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1997-1, Class D, 6.475%, Due 3/01/07
  (Acquired 2/21/97; Cost $9,500) (b) (f)            9,500        9,507
Malan Mortgage Securities Trust Floating Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1995-1, Class A2A, 6.2375%, Due 8/15/05
  (Acquired 2/21/97; Cost $4,010) (b)                4,000        4,005


                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             February 28, 1997
--------------------------------------------------------------------------------
STRONG ADVANTAGE FUND (continued)
                                                  SHARES OR      VALUE
                                                  PRINCIPAL    (NOTE 2)
                                                   AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 6.50%,
  Due 8/17/23                                      $12,967   $   12,851
Merrill Lynch Mortgage Investors, Inc. Senior
  Subordinated Mortgage Pass-Thru Certificates,
  Series 1993-G, Class B, 5.40%, Due 12/15/13          129          128
Merrill Lynch Mortgage Investors, Inc. Senior
  Subordinated Pass-Thru Certificates,
  Series 1988-H, Class A, 9.70%, Due 6/15/08            77           77
Merrill Lynch Mortgage Investors, Inc. Senior
  Subordinated Variable Rate Pass-Thru Certificates,
  Series 1994-F, Class M, 6.50%, Due 4/15/19        16,497       15,932
Morgan Stanley Capital I, Inc. Collateralized
  Mortgage Obligation, Series 86-C, Class C-4,
  9.00%, Due 5/01/16                                   791          802
Morgan Stanley Mortgage Trust Variable Rate
  Collateralized Mortgage Obligation, Series 35,
  Class 35-2, Interest Only, 7,417.25%, Due 4/20/21      4          574
Perpetual Savings Bank Variable Rate Mortgage
  Pass-Thru Certificates, Series 1991-1, Class B1,
  7.5435%, Due 6/25/19 (Acquired 9/17/96;
  Cost $1,310) (b)                                   1,297        1,313
Prudential Home Mortgage Securities Company
  Mortgage Pass-Thru Certificates, Series 1995-2,
  Class A-3, 8.50%, Due 6/25/25                      2,278        2,274
Prudential Home Mortgage Securities Company
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1988-1, Class A, 7.626%, Due 4/25/18        1,841        1,878
Prudential Home Thirty-Year Mortgage Trust
  Subordinated Mortgage Securities, Series 1992-A,
  Class 1B1, 7.20%, Due 4/28/22
  (Acquired 12/12/96; Cost $1,826) (b)               1,826        1,808
RTC Adjustable Rate Mortgage Loan Pass-Thru
  Certificates, Series 1991-1, Class A-1, 7.133%,
  Due 4/26/21                                       16,816       17,058
RTC Mortgage Pass-Thru Securities, Inc.
  Commercial Certificates, Series 1992-C7, Class C,
  9.25%, Due 6/25/23                                 1,217        1,240
RTC Mortgage Pass-Thru Securities, Inc.,
  Series 1995-2, Class A-1A, 6.70%, Due 5/25/29      1,562        1,562
RTC  Mortgage Pass-Thru Securities, Inc.
  Manufactured Housing Certificates:
  Series 1992-MH1, Class A-1, 7.00%, Due 2/15/19       295          296
  Series 1992-MH2, Class A-1, 7.00%, Due 2/15/04        52           52
RTC Multifamily Variable Rate Mortgage
  Certificates, Series 1992-M2, Class B-1, 6.525%,
  Due 3/25/20                                        5,020        4,980
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc.:
  Series 1992-6, Class A-3, 7.6766%, Due 1/25/26    12,063       12,274
  Series 1992-6, Class B-9, 6.36%, Due 11/25/26      3,004        3,016
  Series 1992-15, Class B-7, 6.705%, Due 7/25/27     1,000        1,008
  Series 1995-1, Class B-5, 6.8428%, Due 10/25/28   22,312       22,396
  Series 1995-1, Class B-11, 6.975%, Due 10/25/28    4,770        4,829
Residential Funding Mortgage Securities II, Inc.
  Variable Rate Interest Only Home Equity Loan
  Pass-Thru Certificates, Series 1996-HS2, Class A,
  1.70%, Due 9/25/12                                52,568        1,544
Ryland Acceptance Corporation IV Collateralized
  Mortgage Bonds, Series 53, Class 53-E, 10.00%,
  Due 10/25/18                                       2,578        2,718
Ryland Mortgage Securities Corporation III
  Collateralized Mortgage Bonds, Series 1992-C,
  Class 3-A, 7.65%, Due 11/25/30                    14,757       14,842
Ryland Mortgage Securities Corporation IV Variable
  Rate Collateralized Mortgage Bonds, Series 2,
  Class 3-A, 12.0036%, Due 6/25/23                   1,058        1,111
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securities:
  Series 1990-C1, Class A, 6.2352%, Due 10/25/20    22,232       22,016
  Series 1992-3, Class A-2, 7.3867%, Due 6/25/20    17,212       17,384
SML Commercial Mortgage Trust Variable Rate
  Pass-Thru Certificates, Series 1994-C1,
  Class A-1, 6.4375%, Due 9/18/99                   22,490       22,517
Salomon, Inc. Senior Consumer Price Index-Linked
  Bonds, 3.65%, Due 2/14/02                         14,875       14,669
Santa Barbara Savings & Loan Association
  California Real Estate Mortgage Investment
  Conduit Participation Certificates, Series 1988-A,
  Class 2, Principal Only, Due 9/01/18               1,218          890
Southern Pacific Thrift & Loan Association
  Commercial Mortgage Variable Rate Pass-Thru
  Certificates, Series 1996-C1:
  Class C, 6.375%, Due 4/25/28 (Acquired
  9/26/96 - 9/30/96; Cost $11,251) (b)              11,500       11,550
  Class D, 6.875%, Due 4/25/28 (Acquired 9/26/96;
  Cost $2,284) (b)                                   2,347        2,378
Structured Asset Securities Corporation Variable
  Rate Multiclass Pass-Thru Certificates,
  Series 1996-C1:
  Class D, 6.375%, Due 10/25/10 (Acquired 9/27/96;
  Cost $5,969) (b)                                   6,000        6,000
  Class E, 6.625%, Due 10/25/10 (Acquired 9/27/96;
  Cost $2,871) (b)                                   2,894        2,894
Suncoast Collateralized Mortgage Obligation
  Trust III, Class C, 8.75%, Due 2/27/18             1,554        1,563
U-Haul Self-Storage Corporation Commercial
  Mortgage Asset Trust Variable Rate Pass-Thru
  Certificates, Series 1993-1, Class A1, 6.90%,
  Due 12/01/20 (Acquired 12/02/93; Cost $2,128)(b)   2,128        2,138
Western Federal Savings & Loan Association
  Marina Del Rey California Variable Rate
  Mortgage Pass-Thru Certificates, Series 1991-4,
  Class A, 7.093%, Due 7/01/21                       7,741        7,896
                                                             ----------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES (COST $398,069)                                    401,472

UNITED STATES GOVERNMENT & AGENCY ISSUES 0.9%
FHLMC Participation Certificates:
  9.00%, Due 1/01/05                                   444          463
  9.50%, Due 8/01/19                                 1,874        2,019
  10.75%, Due 10/01/00                                  85           89
  11.00%, Due 10/01/00 thru 9/01/20                  1,828        2,036
  11.75%, Due 5/01/11 thru 6/01/11                   1,643        1,861
  12.00%, Due 9/01/11 thru 2/01/15                     607          692
  12.25%, Due 7/01/15                                1,106        1,260
  12.50%, Due 2/01/15                                  189          217
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  13.50%, Due 9/01/14                                   57           68
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-Thru
  Certificates, 7.576%, Due 12/01/17                 4,964        5,167
GNMA Guaranteed Pass-Thru Certificates:
  13.50%, Due 8/15/14 thru 11/15/14                    128          155
  15.00%, Due 8/15/11 thru 9/15/12                      48           59
                                                             ----------
TOTAL UNITED STATES GOVERNMENT & AGENCY
  ISSUES (COST $13,227)                                          14,086

OPTIONS 0.1%
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at a
  strike price of $100 beginning 4/09/04 and
  expiring 4/09/25.) (COST $1,513)                  32,667        1,842


                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG ADVANTAGE FUND (continued)
                                                SHARES OR       VALUE
                                                PRINCIPAL     (NOTE 2)
                                                  AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
PREFERRED STOCKS 1.4%
Banco Central Hispanoamericano, SA Eurocap
  Preferred, 7.8469%                               600,000   $   15,468
California Federal Bank, A Federal Savings Bank,
  Los Angeles Preferred, Series B, 10.625%          10,000        1,107
Riggs National Corporation Preferred,
  Series B, 10.75%                                 179,884        5,082
                                                             ----------
TOTAL PREFERRED STOCKS (COST $21,524)                            21,657

SHORT-TERM INVESTMENTS (a) 6.7%
COMMERCIAL PAPER 0.0%
INTEREST BEARING, DUE UPON DEMAND
Johnson Controls, Inc., 5.03%                      $   211          211
Sara Lee Corporation, 4.99%                            268          268
Warner Lambert Company, 4.98%                          120          120
Wisconsin Electric Power Company, 5.05%                  7            7
                                                             ----------
                                                                    606

CORPORATE BONDS 2.5%
Arkla, Inc. Notes, 9.875%, Due 4/15/97               3,000        3,013
Ford Motor Credit Debt Unit with Premium Call
  (Structured Enhanced Return Trusts 1995,
  Series R-20), 9.75%, Due 2/03/98
  (Acquired 2/08/95; Cost $4,997) (b)                5,000        5,425
News Corporation, Ltd. First Secured Loan Facility
  Variable Rate Notes, 8.50%, Due 6/30/98 (Called
  at $100 on 3/06/97)                               12,000       12,000
Triton Energy Corporation Senior Subordinated
  Discount Notes, Zero %, Due 11/01/97              17,700       16,992
                                                             ----------
                                                                 37,430

REPURCHASE AGREEMENT 4.0%
Cantor Fitzgerald & Company, Inc., 5.34%,
  Due 3/03/97(g)                                    60,500       60,500

UNITED STATES GOVERNMENT ISSUES 0.2%
United States Treasury Bills:
  Due 3/06/97 (c)                                      790          790
  Due 3/13/97 (c)                                      780          779
  Due 3/20/97 (c)                                      320          319
  Due 3/27/97 (c)                                      130          130
  Due 4/10/97 (c)                                      325          323
  Due 5/01/97 (c)                                       60           59
  Due 5/22/97 (c)                                       15           15
                                                             ----------
                                                                  2,415
                                                             ----------
TOTAL SHORT-TERM INVESTMENTS
  (COST $100,376)                                               100,951
                                                             ----------
TOTAL INVESTMENTS IN SECURITIES
  (COST $1,501,516) 99.2%                                     1,508,368
Other Assets and Liabilities, Net 0.8%                           11,326
                                                             ----------
NET ASSETS 100.0%                                            $1,519,694
                                                             ==========




FUTURES
-------
                                                   UNDERLYING      UNREALIZED
                                                  FACE AMOUNT     APPRECIATION
                                      EXPIRATION    AT VALUE     (DEPRECIATION)
                                         DATE    (In Thousands)  (In Thousands)
--------------------------------------------------------------------------------
Purchased:
    28 Ten-Year U.S. Treasury Notes       6/97       $  3,015          $  1
Sold:
 1,075  Five-Year U.S. Treasury Notes     3/97       (114,000)          755
   221 Ten-Year U.S. Treasury Notes       6/97        (23,799)           19
   290 Thirty-Year U.S. Treasury Bonds    6/97        (32,027)          (33)




                                                   PERCENTAGE OF
INDUSTRY DIVERSIFICATION                            NET ASSETS
------------------------------------------------------------------
Bank - Money Center ...................................14.2%
Non-Agency Single Family ..............................13.1
Media - Radio/TV ......................................11.1
Bank - Regional ........................................7.7
Non-Agency Commercial ..................................5.5
U.S. Government and Agency .............................5.1
Non-Agency Asset-Backed ................................4.7
Bank - Super Regional ..................................4.5
Telecommunication Service ..............................3.8
Healthcare - Patient Care ..............................3.0
Oil - North American Exploration & Production ..........2.7
Chemical ...............................................2.5
Non-Agency Manufactured Housing ........................2.1
Brokerage & Investment Management ......................1.7
Media - Publishing .....................................1.7
Paper & Forest Products ................................1.7
Finance - Miscellaneous ................................1.4
Real Estate ............................................1.3
Household Appliances & Furnishings .....................1.2
Metal Products & Fabrication ...........................1.2
Energy - Alternate Source ..............................1.1
Retail - Drug Store ....................................1.1
Energy Related .........................................1.0
Retail - Food Chain ....................................0.8
Electric Power .........................................0.7
Electric Utility .......................................0.7
Leisure Service ........................................0.5
Oil - North American Integrated ........................0.5
Precious Metal/Gem/Stone ...............................0.5
Automobile .............................................0.4
Natural Gas Distribution ...............................0.4
Oil Well Equipment & Service ...........................0.4
Airline ................................................0.3
Commercial Service .....................................0.2
Steel ..................................................0.2
Aerospace & Defense ....................................0.1
Savings & Loan .........................................0.1
Other Assets and Liabilities, Net ......................0.8
                                                      -----
Total                                                 100.0%
                                                      =====


                                                   PERCENTAGE OF
COUNTRY DIVERSIFICATION                             NET ASSETS
-----------------------------------------------------------------
United States .........................................82.6%
United Kingdom .........................................4.7
Canada .................................................3.6
Sweden .................................................3.6
France .................................................1.3
Australia ..............................................1.0
Norway .................................................1.0
Spain ..................................................1.0
Ireland ................................................0.3
Finland ................................................0.1
Other Assets and Liabilities, Net ......................0.8
                                                      -----
Total                                                 100.0%
                                                      =====


                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             February 28, 1997
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
LEGEND
------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Restricted security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Maturity date represents actual maturity or the longer of the next put date or interest adjustment date. For U.S. Government Agency Securities, maturity date represents actual maturity or the next interest adjustment date.
(e)  Variable rate security.
(f)  When-issued security.
(g) Underlying collateral consists of U.S. Government securities which have a market value of at least 102% of the principal amount of the repurchase agreement and are maintained in a segregated custodial account.

All principal amounts and costs are stated in thousands.
Percentages are stated as a percent of net assets.


ABBREVIATIONS
-------------
The following is a list of abbreviations which may be used in the Schedules of Investments in Securities:
BAN -- Bond  Anticipation  Notes
CDA -- Commercial Development Authority
CDR -- Commercial  Development Revenue
COP -- Certificates of  Participation
DFA -- Development Finance Authority
EDA -- Economic Development Authority
EDC -- Economic Development Corporation
EDFA -- Economic Development Finance Authority
EDR -- Economic  Development Revenue
GO -- General Obligation
HDA -- Housing  Development  Authority
HDC --  Housing  Development Corporation
HFA -- Housing Finance Authority
HFC -- Housing Finance  Corporation
IBA -- Industrial  Building Authority
IBR -- Industrial  Building Revenue
IDA -- Industrial  Development  Authority
IDB -- Industrial  Development  Board
IDC -- Industrial  Development  Corporation
IDFA -- Industrial Development Finance Authority
IDR --  Industrial  Development  Revenue
IFA --  Investment  Finance Authority
MFHR -- Multi-Family  Housing  Revenue
MFMR --  Multi-Family  Mortgage Revenue
PCR -- Pollution Control Revenue
RAN -- Revenue  Anticipation Notes
SFHR -- Single Family Housing Revenue
SFMR -- Single Family  Mortgage  Revenue
TAN -- Tax Anticipation Notes
TRAN -- Tax and Revenue Anticipation Notes


                       See notes to financial statements.


STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------------
For the Year Ended February 28, 1997
                                                                    (In Thousands)

                                                          STRONG HERITAGE     STRONG MUNICIPAL
                                                             MONEY FUND      MONEY MARKET FUND
                                                             ----------      -----------------
INTEREST INCOME                                                $85,511          $71,488
EXPENSES:
   Investment Advisory Fees                                      7,587            8,729
   Custodian Fees                                                   77               65
   Shareholder Servicing Costs                                     355              921
   Reports to Shareholders                                         578            1,035
   Other                                                           489              429
                                                               -------          -------
   Total Expenses before Waivers and Absorptions                 9,086           11,179
   Voluntary Expense Waivers and Absorptions
     by Advisor                                                 (8,297)              --
                                                               -------          -------
   Expenses, Net                                                   789           11,179
                                                               -------          -------
NET INVESTMENT INCOME                                           84,722           60,309
NET REALIZED LOSS ON INVESTMENTS                               (13,448)              --
                                                               -------          -------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                             $71,274          $60,309
                                                               =======          =======


                                                          STRONG MUNICIPAL       STRONG
                                                           ADVANTAGE FUND    ADVANTAGE FUND
                                                           --------------    --------------
INCOME:
   Dividends                                                   $    --          $   740
   Interest                                                     19,390           85,408
                                                               -------          -------
   Total Income                                                 19,390           86,148
EXPENSES:
   Investment Advisory Fees                                      2,322            7,395
   Custodian Fees                                                   28               84
   Shareholder Servicing Costs                                     146            1,761
   Federal and State Registration Fees                             182              255
   Other                                                           140              560
                                                               -------          -------
   Total Expenses before Waivers and Absorptions                 2,818           10,055
   Voluntary Expense Waivers and Absorptions
     by Advisor                                                 (2,784)              --
                                                               -------          -------
   Expenses, Net                                                    34           10,055
                                                               -------          -------
NET INVESTMENT INCOME                                           19,356           76,093
REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                   (17)           2,803
     Futures Contracts, Options and Forward Foreign
       Currency Contracts                                       (1,607)           1,201
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                                 2,656            2,968
     Futures Contracts, Options and Forward Foreign
       Currency Contracts                                           --            1,074
                                                               -------          -------
NET GAIN                                                         1,032            8,046
                                                               -------          -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $20,388          $84,139
                                                               =======          =======

                              See notes to financial statements.


STATEMENTS OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------------------------------
February 28, 1997
                                                                (In Thousands, Except Per Share Amounts)

                                                                  STRONG HERITAGE        STRONG MUNICIPAL
                                                                    MONEY FUND           MONEY MARKET FUND
                                                                    ----------           -----------------
ASSETS:
   Investments in Securities, at Amortized Cost                     $2,001,429             $1,884,306
   Receivable from Brokers for Securities Sold                              --                 26,838
   Interest Receivable                                                   6,993                 14,713
   Other Assets                                                             69                    655
                                                                    ----------             ----------
   Total Assets                                                      2,008,491              1,926,512
LIABILITIES:
   Payable to Brokers for Securities Purchased                              --                 26,550
   Dividends Payable                                                     8,199                  4,771
   Accrued Operating Expenses and Other Liabilities                        134                    294
                                                                    ----------             ----------
   Total Liabilities                                                     8,333                 31,615
                                                                    ----------             ----------
NET ASSETS                                                          $2,000,158             $1,894,897
                                                                    ==========             ==========
Capital Shares Outstanding (Unlimited Number Authorized)             2,000,158              1,894,897

NET ASSET VALUE PER SHARE                                                $1.00                  $1.00
                                                                         =====                  =====





                                                                 STRONG MUNICIPAL             STRONG
                                                                  ADVANTAGE FUND          ADVANTAGE FUND
                                                                  --------------          --------------
ASSETS:
   Investments in Securities, at Value (Cost of $638,426
     and $1,501,516, respectively)                                  $  640,932             $1,508,368
   Receivable from Brokers for Securities Sold                             --                  14,294
   Receivable for Fund Shares Sold                                          30                    991
   Interest Receivable                                                   8,476                 18,687
   Other Assets                                                            430                    --
                                                                    ----------             ----------
   Total Assets                                                        649,868              1,542,340
LIABILITIES:
   Payable to Brokers for Securities Purchased                           3,025                 14,278
   Payable for Fund Shares Redeemed                                        186                    529
   Dividends Payable                                                     2,326                  7,027
   Accrued Operating Expenses and Other Liabilities                         68                    812
                                                                    ----------             ----------
   Total Liabilities                                                     5,605                 22,646
                                                                    ----------             ----------
NET ASSETS                                                          $  644,263             $1,519,694
                                                                    ==========             ==========
Capital Shares Outstanding (Unlimited Number Authorized)               128,604                150,653

NET ASSET VALUE PER SHARE                                                $5.01                 $10.09
                                                                         =====                 ======

                                   See notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 (In Thousands)


                                                       STRONG HERITAGE                            STRONG MUNICIPAL
                                                         MONEY FUND                               MONEY MARKET FUND
                                               -------------------------------   -------------------------------------------------
                                                YEAR ENDED       PERIOD ENDED      YEAR ENDED       PERIOD ENDED      YEAR ENDED
                                               FEB. 28, 1997     FEB. 29, 1996    FEB. 28, 1997     FEB. 29, 1996    DEC. 31, 1995
                                               -------------     -------------    -------------     -------------    -------------
                                                                   (NOTE 1)                           (NOTE 1)
OPERATIONS:
   Net Investment Income                        $   84,722         $ 18,955        $   60,309        $    9,039       $   52,328
   Net Realized Loss                               (13,448)              --                --                --               --
                                                ----------         --------        ----------        ----------       ----------
   Increase in Net Assets Resulting
      from Operations                               71,274           18,955            60,309             9,039           52,328

CAPITAL SHARE TRANSACTIONS                       1,058,105          941,953           285,992           192,463          155,825

CAPITAL CONTRIBUTION (NOTE 6)                       13,448               --                --                --               --

DISTRIBUTIONS:
   From Net Investment Income                      (84,722)         (18,955)          (60,309)           (9,039)         (52,328)
                                                ----------         --------        ----------        ----------       ----------
TOTAL INCREASE IN NET ASSETS                     1,058,105          941,953           285,992           192,463          155,825

NET ASSETS:
   Beginning of Period                             942,053              100         1,608,905         1,416,442        1,260,617
                                                ----------         --------        ----------        ----------       ----------
   End of Period                                $2,000,158         $942,053        $1,894,897        $1,608,905       $1,416,442
                                                ==========         ========        ==========        ==========       ==========




                                                      STRONG MUNICIPAL                                 STRONG
                                                       ADVANTAGE FUND                              ADVANTAGE FUND
                                               -------------------------------    ------------------------------------------------
                                                YEAR ENDED       PERIOD ENDED      YEAR ENDED       PERIOD ENDED      YEAR ENDED
                                               FEB. 28, 1997     FEB. 29, 1996    FEB. 28, 1997     FEB. 29, 1996    DEC. 31, 1995
                                               -------------     -------------    -------------     -------------    -------------
                                                                   (NOTE 1)                           (NOTE 1)
OPERATIONS:
   Net Investment Income                        $   19,356         $    531        $   76,093        $   10,186       $   59,697
   Net Realized Gain (Loss)                         (1,624)               1             4,004               702           (5,847)
   Change in Unrealized Appreciation/
      Depreciation                                   2,656             (150)            4,042            (1,464)          10,677
                                                ----------         --------        ----------        ----------       ----------
   Increase in Net Assets Resulting
      from Operations                               20,388              382            84,139             9,424           64,527

CAPITAL SHARE TRANSACTIONS                         510,739          132,642           511,526            10,812           74,507

DISTRIBUTIONS:
   From Net Investment Income                      (19,356)            (531)          (75,751)          (10,157)         (59,697)
   In Excess of Net Investment Income                   --               --                --                --             (144)
   From Net Realized Gains                              (1)              --                --                --               --
                                                ----------         --------        ----------        ----------       ----------
TOTAL INCREASE IN NET ASSETS                       511,770          132,493           519,914            10,079           79,193

NET ASSETS:
   Beginning of Period                             132,493               --           999,780           989,701          910,508
                                                ----------         --------        ----------        ----------       ----------
   End of Period                                $  644,263         $132,493        $1,519,694        $  999,780       $  989,701
                                                ==========         ========        ==========        ==========       ==========


                                                         See notes to financial statements.
                                                                                                                               33

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
February 28, 1997

1.   ORGANIZATION
     The accompanying  financial statements represent the Strong Cash Management
     Funds,  which  include  the  following  diversified,   open-end  management
     investment companies registered under the Investment Company Act of 1940:

     - Strong Heritage Money Fund (a series of Strong Heritage Reserve Series, Inc.)
     - Strong Municipal Money Market Fund (a series of Strong Municipal Funds, Inc.)
     -    Strong  Municipal  Advantage Fund (a series of Strong Municipal Funds,
          Inc.)
     -    Strong Advantage Fund, Inc.

     The Board of Directors approved changing the Strong Municipal Money Market Fund and the Strong Advantage Fund, Inc. fiscal year-ends from December 31 to February 29 in 1995. Inception dates for the Strong Heritage Money Fund and the Strong Municipal Advantage Fund were June 29, 1995 and November 30, 1995, respectively.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Strong Municipal Advantage Fund and the Strong Advantage Fund, Inc. are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available, when held by the Funds, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity and all investments in the Strong Heritage Money Fund and the Strong Municipal Money Market Fund are valued at amortized cost, which approximates current value. Amortized cost for Federal income tax and financial reporting purposes is the same.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at February 28, 1997 were as follows (in thousands):
                                       STRONG HERITAGE                STRONG
                                         MONEY FUND               ADVANTAGE FUND
                                         ----------               --------------
          Aggregate Fair Value            $675,576                   $374,799
          Aggregate Cost                   671,896                    375,137
          Percent of Net Assets              33.8%*                     24.7%**

          *Of these securities which are restricted to resale, 96.9% are Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.
          **Of these securities which are restricted to resale, 84.7% are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

--------------------------------------------------------------------------------

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets, forward foreign currency exchange contracts and other similar instruments for purposes of hedging the Funds' investment portfolios involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   NET ASSETS
     Net assets as of February 28, 1997 were as follows (in thousands):

                                         STRONG HERITAGE      STRONG MUNICIPAL      STRONG MUNICIPAL           STRONG
                                            MONEY FUND        MONEY MARKET FUND      ADVANTAGE FUND        ADVANTAGE FUND
                                         ---------------      -----------------     ----------------       --------------
     Capital Stock                          $2,000,158             $1,894,897             $643,381             $1,515,299
     Undistributed Net Realized Loss                --                     --               (1,624)                (3,199)
     Net Unrealized Appreciation                    --                     --                2,506                  7,594
                                            ----------             ----------             --------             ----------
                                            $2,000,158             $1,894,897             $644,263             $1,519,694
                                            ==========             ==========             ========             ==========

4.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Funds for the year ended February 28, 1997, the period ended February 29, 1996, and the year ended December 31, 1995 were as follows (in thousands):

                                                           FEBRUARY 28, 1997       FEBRUARY 29, 1996       DECEMBER 31, 1995
                                                          ------------------       ------------------      -----------------
                                                          SHARES     DOLLARS       SHARES     DOLLARS      SHARES     DOLLARS
                                                          ------     -------       ------     -------      ------     -------
     STRONG HERITAGE MONEY FUND
     Shares Sold                                         3,030,732  $3,030,732    1,417,145 $1,417,145
     Dividends Reinvested                                   75,780      75,780       13,892     13,892
     Shares Redeemed                                    (2,048,407) (2,048,407)    (489,084)  (489,084)
                                                        ----------  ----------     --------   --------
                                                         1,058,105  $1,058,105      941,953 $  941,953
                                                         =========  ==========      ======= ==========

     STRONG MUNICIPAL MONEY MARKET FUND
     Shares Sold                                         3,223,480  $3,223,480      700,050 $  700,050    2,581,413 $2,581,413
     Dividends Reinvested                                   56,751      56,751        9,703      9,703       48,824     48,824
     Shares Redeemed                                    (2,994,239) (2,994,239)    (517,290)  (517,290)  (2,474,412)(2,474,412)
                                                        ----------  ----------     --------   --------   ---------- ----------
                                                           285,992  $  285,992      192,463 $  192,463      155,825 $  155,825
                                                        ==========  ==========      ======= ==========   ========== ==========

     STRONG MUNICIPAL ADVANTAGE FUND
     Shares Sold                                           172,620  $  863,029       28,453 $  142,671
     Dividends Reinvested                                    3,010      15,060           26        131
     Shares Redeemed                                       (73,479)   (367,350)      (2,026)   (10,160)
                                                           -------    --------       ------    -------
                                                           102,151  $  510,739       26,453 $  132,642
                                                           =======  ==========       ====== ==========

     STRONG ADVANTAGE FUND
     Shares Sold                                           135,808  $1,362,671       15,171 $  152,433       79,688 $  797,729
     Dividends Reinvested                                    6,528      65,491          938      9,418        5,253     52,563
     Shares Redeemed                                       (91,328)   (916,636)     (15,034)  (151,039)     (77,565)  (775,785)
                                                           -------    --------      -------   --------      -------   --------
                                                            51,008  $  511,526        1,075 $   10,812        7,376 $   74,507
                                                           =======  ==========      ======= ==========      ======= ==========

                                                                                                                                 35

--------------------------------------------------------------------------------
February 28, 1997

5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Heritage Money Fund and Strong Municipal Money Market Fund .50%, Strong Municipal Advantage Fund and Strong Advantage Fund .60%. Advisory fees are subject to reimbursement by the Advisor if the Funds' operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     Strong Municipal Advantage Fund and Strong Advantage Fund may invest cash reserves in money market funds sponsored and managed by Strong Capital Management, Inc., subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, the Advisor remits to each Fund an amount equal to all fees otherwise due to them under their investment advisory agreement for the assets invested in such money market funds.

     Certain information regarding related party transactions for the period ended February 28, 1997, excluding the effect of waivers and absorptions, is as follows (in thousands):

                                              STRONG HERITAGE      STRONG MUNICIPAL      STRONG MUNICIPAL           STRONG
                                                MONEY FUND         MONEY MARKET FUND      ADVANTAGE FUND        ADVANTAGE FUND
                                                ----------         -----------------      --------------        --------------
     Payable to Advisor at February 28, 1997       $134                   $41                  $68                   $101
     Other Shareholder Servicing Expenses
          Paid to Advisor                             9                    26                    3                     28
     Unaffiliated Directors' Fees                    15                    23                    3                     17

6.   CAPITAL CONTRIBUTION
     On January 31, 1997, the Advisor purchased a security from the Strong Heritage Money Fund for $13,448,000 in excess of the security's fair value. The Fund recorded a realized loss on the sale and a capital contribution of an equal amount from the Advisor. The Advisor received no shares of Strong Heritage Money Fund or other consideration in exchange for such contribution. For tax purposes, these capital contributions reduced the realized losses for the year ended February 28, 1997.

7.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the period ended February 28, 1997 were as follows (in thousands):

                                         STRONG MUNICIPAL           STRONG
                                          ADVANTAGE FUND        ADVANTAGE FUND
                                          --------------        --------------
     Purchases:
       U.S. Government and Agency           $    --             $   45,710
       Other                                 307,204             2,261,447
     Sales:
       U.S. Government and Agency                --                 93,976
       Other                                  75,810             1,765,606

8.   INCOME TAX INFORMATION
     At February 28, 1997, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2005) for Federal income tax purposes were as follows (in thousands):
                                         STRONG MUNICIPAL            STRONG
                                          ADVANTAGE FUND         ADVANTAGE FUND
                                          --------------         --------------
     Aggregate Investment Cost               $638,438             $1,501,600
                                             ========             ==========
     Aggregate Unrealized:
       Appreciation                          $  2,588             $   11,332
       Depreciation                               (94)                (4,564)
                                             --------             ----------
                                             $  2,494             $    6,768
                                             ========             ==========

     Capital Loss Carryovers                 $  1,612             $    2,408
                                             ========             ==========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------




STRONG HERITAGE MONEY FUND                     2-28-97   2-29-96(b)
                                               -------   ----------
                                                          (NOTE 1)

SELECTED PER-SHARE DATA(a)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $    1.00    $    1.00

INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                          0.06         0.04
   Net Realized Losses on Investments            (0.01)          --
                                             ---------    ---------
Total from Investment Operations                  0.05         0.04

LESS DISTRIBUTIONS
   From Net Investment Income                    (0.06)       (0.04)
                                             ---------    ---------
Total Distributions                              (0.06)       (0.04)

CAPITAL CONTRIBUTION (NOTE 6)                     0.01           --
                                             ---------    ---------
NET ASSET VALUE, END OF PERIOD               $    1.00    $    1.00
                                             =========    =========

TOTAL RETURN                                     +5.7%(e)    +4.1%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)     $2,000,158  $  942,053
Ratio of Expenses to Average Net Assets           0.1%        0.0%*
Ratio of Expenses to Average Net Assets
   Without Waivers and Absorptions                0.6%        0.6%*
Ratio of Net Investment Income to Average
   Net Assets                                     5.6%        5.9%*





STRONG MUNICIPAL MONEY MARKET FUND             2-28-97   2-29-96(c)  12-31-95    12-31-94    12-31-93    12-31-92
                                               -------   ----------  --------    --------    --------    --------
                                                          (NOTE 1)
SELECTED PER-SHARE DATA(a)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $    1.00    $    1.00  $    1.00   $    1.00   $    1.00   $    1.00

   Net Investment Income                          0.03         0.01       0.04        0.03        0.02        0.03
   Distributions from Net Investment Income(d)   (0.03)       (0.01)     (0.04)      (0.03)      (0.02)      (0.03)
                                             ---------    ---------  ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD               $    1.00    $    1.00  $    1.00   $    1.00   $    1.00   $    1.00
                                             =========    =========  =========   =========   =========   =========

TOTAL RETURN                                     +3.5%       +0.6%      +4.1%       +2.9%       +2.5%       +3.4%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)     $1,894,897  $1,608,905 $1,416,442  $1,260,617  $1,172,560  $1,105,491
Ratio of Expenses to Average Net Assets           0.6%        0.6%*      0.6%        0.6%        0.7%        0.7%
Ratio of Net Investment Income to Average
     Net Assets                                   3.5%        3.6%*      4.0%        2.9%        2.5%        3.3%



*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from June 29, 1995 (inception) to February 29, 1996. Total return is not annualized.
(c) For the two month period ended February 29, 1996. Total return is not annualized.
(d)  Tax-exempt for regular Federal income tax purposes.
(e) Had the Advisor not made the capital contribution as described in the notes to the financial statements, the adjusted total return would have been 5.0% for the fiscal year ended February 28, 1997.

--------------------------------------------------------------------------------

STRONG MUNICIPAL ADVANTAGE FUND                2-28-97   2-29-96(b)
                                               -------   ----------
                                                          (NOTE 1)
SELECTED PER-SHARE DATA(a)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $    5.01    $   5.00
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                          0.25        0.06
   Net Realized and Unrealized Gains
      on Investments                                --        0.01
                                             ---------    --------
Total from Investment Operations                  0.25        0.07

LESS DISTRIBUTIONS:
   From Net Investment Income                    (0.25)      (0.06)
                                             ---------    --------
Total Distributions                              (0.25)      (0.06)
                                             ---------    --------
NET ASSET VALUE, END OF PERIOD               $    5.01    $   5.01
                                             =========    ========

TOTAL RETURN                                     +5.1%      +1.4%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)     $  644,263   $132,493
Ratio of Expenses to Average Net Assets           0.0%       0.0%*
Ratio of Expenses to Average Net Assets
   Without Waivers and Absorptions                0.7%       0.7%*
Ratio of Net Investment Income to Average
   Net Assets                                     5.0%       4.9%*
Portfolio Turnover Rate                          40.8%      17.1%




STRONG ADVANTAGE FUND                          2-28-97   2-29-96(c)    12-31-95     12-31-94    12-31-93     12-31-92
                                               -------   ----------    --------     --------    --------     --------
                                                          (NOTE 1)
SELECTED PER-SHARE DATA(a)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $    10.03    $  10.04     $   9.98     $  10.19    $  10.01     $   9.90
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                          0.62        0.10         0.67         0.55        0.59         0.70
   Net Realized and Unrealized Gains
      (Losses) on Investments                     0.06       (0.01)        0.06        (0.19)       0.18         0.11
                                            ----------    --------     --------     --------    --------    ---------
Total from Investment Operations                  0.68        0.09         0.73         0.36        0.77         0.81

LESS DISTRIBUTIONS:
   From Net Investment Income                    (0.62)      (0.10)       (0.67)       (0.55)      (0.59)       (0.70)
   In Excess of Net Realized Gains                  --          --           --        (0.02)         --           --
                                            ----------    --------     --------     --------    --------    ---------
Total Distributions                              (0.62)      (0.10)       (0.67)       (0.57)      (0.59)       (0.70)
                                            ----------    --------     --------     --------    --------    ---------
NET ASSET VALUE, END OF PERIOD              $    10.09    $  10.03     $  10.04     $   9.98    $  10.19    $   10.01
                                            ==========    ========     ========     ========    ========    =========

TOTAL RETURN                                     +7.0%       +0.9%       +7.5%        +3.6%       +7.9%        +8.4%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)     $1,519,694   $999,780     $989,701     $910,508    $415,465     $272,348
Ratio of Expenses to Average Net Assets            0.8%       0.8%*        0.8%         0.8%        0.9%         1.0%
Ratio of Net Investment Income to Average
  Net Assets                                       6.2%       6.3%*        6.6%         5.6%        5.8%         7.0%
Portfolio Turnover Rate                          154.9%      17.2%       183.7%       221.0%      304.8%       316.1%




*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 1995 (inception) to February 29, 1996. Total return and portfolio turnover rate are not annualized.
(c) For the two month period ended February 29, 1996. Total return and portfolio turnover rate are not annualized.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Cash Management Funds

We have audited the accompanying statement of assets and liabilities of Strong Heritage Money Fund (one of the portfolios constituting the Strong Heritage Reserve Series, Inc.), including the schedule of investments in securities, as of February 28, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended February 28, 1997 and for the period from June 29, 1995 (inception) to February 29, 1996. We have also audited the accompanying statements of assets and liabilities of Strong Municipal Money Market Fund (one of the portfolios constituting the Strong Municipal Funds, Inc.) and Strong Advantage Fund, Inc., including the schedules of investments in securities, as of February 28, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets for the year ended February 28, 1997 and for the period from January 1, 1996 to February 29, 1996 and for the year ended December 31, 1995, and the financial highlights for the periods indicated. We have also audited the statement of assets and liabilities of Strong Municipal Advantage Fund (one of the portfolios constituting the Strong Municipal Funds, Inc.), including the schedule of investments in securities, as of February 28, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended February 28, 1997 and for the period from November 30, 1995 (inception) to February 29, 1996. These Funds are collectively referred to herein as the "Strong Cash Management Funds". These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Strong Cash Management Funds as of February 28, 1997, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
April 2, 1997

NOTES
--------------------------------------------------------------------------------

                             SHAREHOLDER PRIVILEGES*

                                  STRONG FUNDS
                             [PICTURE OF TELEPHONE]
                                24-HOUR SERVICE

TELEPHONE PURCHASE
Make additional investments into any Strong Fund by calling us toll-free at 1-800-368-3863.

TELEPHONE EXCHANGE
If your financial goals change, you can exchange your investments between any of the Strong Funds.

TELEPHONE REDEMPTION
You can call toll-free to redeem your mutual fund shares at any time. Your shares will be redeemed no later than the close of the next business day.


                                  STRONG FUNDS
                            [PICTURE OF DOLLAR SIGN]
                               AUTOMATIC EXCHANGE

AUTOMATIC INVESTMENT PLAN
This plan allows you to set up regular transfers from your bank checking or NOW account to your Strong Funds account.

PAYROLL DIRECT DEPOSIT PLAN
You can automatically transfer all or a portion of your net pay at each pay period. This eliminates the delay of depositing paychecks to your bank and then sending a check through the mail to Strong Funds.

AUTOMATIC EXCHANGE PLAN
This plan allows you to exchange money from one Strong Fund to another. For example, you may want to set up automatic exchanges from a money market fund to an equity fund.


    FOR MORE INFORMATION ABOUT THESE PRIVILEGES, CALL US AT 1-800-368-3863.

To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Please call 1-800-368-3863 if you wish to receive additional copies, free of charge.

 * Each Fund reserves the right to terminate or modify any of these privileges.

                                                                       Bulk Rate
                                                                    U.S. Postage
                                                                          PAID
                                                                   Milwaukee, WI
                                                                 Permit No. 2652

                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.

                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683


                 [PICTURE OF COMPUTER FEATURING STRONG WEB SITE]
                              Strong Funds On-Line
                          http://www.strong-funds.com


For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This annual report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.

                                  [STRONG LOGO]

                         STRONG FUNDS DISTRIBUTORS, INC.
                                  P.O. Box 2936
                           Milwaukee, Wisconsin 53201

                                                                        4983C97Q